UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-04318

The American Funds Income Series

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: August 31

Date of reporting period: August 31, 2020

Brian C. Janssen

The American Funds Income Series

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

U.S. Government Securities Fund® Annual report for the year ended August 31, 2020

Seeking stability in
uncertain markets

Beginning January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, we intend to no longer mail paper copies of the fund’s shareholder reports, unless specifically requested from American Funds or your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Capital Group website (capitalgroup.com); you will be notified by mail and provided with a website link to access the report each time a report is posted. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at capitalgroup.com (for accounts held directly with the fund).

You may elect to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you may inform American Funds that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 421-4225. Your election to receive paper reports will apply to all funds held with American Funds or through your financial intermediary.

U.S. Government Securities Fund seeks to provide a high level of current income consistent with prudent investment risk and preservation of capital.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For nearly 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for the period ended September 30, 2020 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 3.75% maximum sales charge	5.15%	2.49%	2.43%

For other share class results, visit capitalgroup.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 0.66% for Class A shares as of the prospectus dated October 30, 2020 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit capitalgroup.com for more information.

The fund’s 30-day yield for Class A shares as of September 30, 2020, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 0.11%. The fund’s 12-month distribution rate for Class A shares as of that date was 1.14%. Both reflect the 3.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Fund shares of U.S. Government Securities Fund are not guaranteed by the U.S. government.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

3	The value of a $10,000 investment

4	Summary investment portfolio

8	Financial statements

28	Board of trustees and other officers

Fellow investors:

For the 12 months ended August 31, 2020, U.S. Government Securities Fund produced a total return of 8.61%, higher than its benchmark, the Bloomberg Barclay’s U.S. Government/Mortgage-Backed Securities Index, which gained 6.00%, and its peer group measure, the Lipper General U.S. Government Funds Average, which climbed 6.27%.

Income is an important element of the fund’s total return. The fund paid monthly dividends totaling 19 cents a share for the fiscal year. This resulted in an income return of 1.37% for investors who reinvested dividends.

Bond market overview

This reporting period was marked by a significant reduction in yields across U.S. Treasury maturities. Between August 30, 2019, and August 31, 2020, yields declined 1.88% for 3-month T-bills, 1.11% for 5-year T-notes, 0.78% for 10-year T-notes and 0.47% for 30-year T-bonds. A more accommodative stance by the Federal Reserve (Fed) started well before the COVID lockdown. The Fed cut rates three times by October 2019, actions prompted — in our view — by liquidity problems in the overnight repo markets where participants in government securities conduct short-term borrowing and lending. Such freezes in funding markets were a warning sign that the credit markets were struggling with the then current Fed policy of reducing its balance sheet by allowing its widespread purchases of U.S. government and agency securities — instituted after the 2009 financial crisis — to mature without reinvestment.

The initial shock of the COVID shutdown caused a much bigger liquidity crisis, as investors withdrew from equities, government and corporate securities to meet cash reserve needs. To address this, the Fed in March reduced the target federal funds rate range to 0.00%–0.25%, and over the next few months bought approximately $1.5 trillion in Treasury bonds and $500 billion in mortgage-backed securities (MBS) — effectively marking a return to its zero interest rate and quantitative easing policy. The Fed has since tapered its purchases to $80 billion per month in Treasuries and $40 billion per month in mortgage securities.

In addition, the Fed revised its longer term goals and monetary policy strategy in August. A significant change in strategy is the move to an average inflation targeting framework. This allows the Fed much wider latitude to keep rates low in an inflationary environment, since its 2% inflation target can be averaged out over a period of time.

Results at a glance

For periods ended August 31, 2020, with dividends reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime (since 10/17/85)

U.S. Government Securities Fund (Class A shares)	8.61%	3.44%	2.80%	5.55%
Bloomberg Barclays U.S. Government/Mortgage-Backed Securities Index*	6.00	3.59	3.06	6.33
Lipper General U.S. Government Funds Average†	6.27	3.28	2.73	5.68

*	Bloomberg Barclays U.S. Government/Mortgage-Backed Securities Index is a market value-weighted index that covers fixed-rate, publicly placed, dollar-denominated obligations issued by the U.S. Treasury, U.S. government agencies, quasi-federal corporations, corporate or foreign debt guaranteed by the U.S. government, and the mortgage-backed pass-through securities of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Government National Mortgage Association. This index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. Source: Bloomberg Index Services Ltd.
†	Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Lipper categories are dynamic and averages may have few funds, especially over longer periods. Source: Refinitiv Lipper. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update, available on our website.

U.S. Government Securities Fund	1

Cumulatively, these Fed actions signaled to the market that there would be little to no risk of rising interest rates for the foreseeable future.

Inside the portfolio

The spikes in overnight repo rates last September heightened our concerns about valuations in the U.S. Treasury and broader financial markets, prompting a shift in the fund’s positioning toward shorter maturities by the end of 2019. The fund also increased its positioning in shorter maturities early in 2020 due to COVID-19 contagion concerns. Thus, the fund gained more exposure to capital gains opportunities when short-term rates fell, as they did — dramatically — in March.

Just as important to the relative success of the fund against its benchmarks was our MBS position. Valuations had become too rich, in our view, so the fund had a low weighting in MBS ahead of the March market panic when mortgage securities fell hard. The sudden drop in prices allowed us to purchase MBS at attractive valuations. We focused on lower coupon mortgages because they were less likely to be refinanced as rates dropped. We also believed the Fed would purchase these securities as part of any emergency funding action, as indeed it started doing by late March. As this happened, our large MBS position provided a relative advantage against our benchmark and peers.

We also benefited on a relative basis from a modest exposure to Treasury Inflation-Protected Securities (TIPS), which are not included in the benchmark and had a positive impact on fund results. While we do not expect a substantial rise in inflation in the near term, our ongoing positioning in TIPS provides some protection if inflation expectations do increase.

Swap spreads and TIPS break-even inflation expectations fell significantly in March, which detracted from results, but both have since widened to post-crisis levels, and the fund has recouped these losses.

The sharp shift in Fed policy prompted significant changes in our portfolio positioning. We have essentially reversed our former posture, and the fund is now overweight the 30-year and underweight the 5- and 10-year maturities. Our overweight to 30-year Treasuries should provide some capital appreciation potential should equity and credit markets become stressed again. We expect the next easing move for the Fed, given that short rates are already zero, will be to buy more longer maturity Treasuries to lower long-term rates.

In taking this position, we assume the Fed will not follow Europe and Japan into negative policy rates. This would adversely impact the fund. The Fed has other policy options and is conscious that negative rates can hurt rather than help the economy.

To manage duration and curve positioning, the fund used both cash bonds and derivatives such as interest rate swaps and futures. These derivatives were used primarily as a price-efficient way to shift interest rate exposure away from longer maturities and toward shorter maturities.

The summary portfolio, beginning on page 4, offers more complete details of the various government securities and sectors held by the fund as of August 31, 2020.

Looking ahead

Our current portfolio positioning reflects the possibility that the economy will not recover as quickly as the market assumes. The widespread disruption of a forced economic lockdown may have longer term and more far-reaching implications than we currently perceive. Stock prices are high and credit spreads low on a historic basis. As a result, we could get a “risk-off” period in the next six to 12 months where investors flee to safer investments like U.S. government securities. The fund’s positioning toward longer term securities would benefit in that case, especially if the Fed — as we believe would be likely — were to buy 30-year Treasuries as part of a stimulus effort.

The big disruptions of 2020 have essentially sent central banks back in time to 2009 with the expectation of continuous support for all financial markets. This increases the prospect for a rise in inflation, even with a weak economy. The recent rise in gold and silver is testament to market concern about the potential loss in purchasing power wrought by too much stimulus.

On the other hand, it makes us more confident that the Fed will maintain its accommodative policy for an extended period. Thus, the current market environment is supportive of our focus on providing investors stability of returns and downside ballast when equity and fixed income market volatility occurs.

We thank you for your continued support and look forward to reporting to you again in 12 months.

Cordially,

Fergus MacDonald
President

October 14, 2020

For current information about the fund, visit americanfunds.com.

2	U.S. Government Securities Fund

The value of a long-term perspective

How a hypothetical $10,000 investment has grown (for the period October 17, 1985, to August 31, 2020, with distributions reinvested)

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment.1 Thus, the net amount invested was $9,625.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 4.75% prior to January 10, 2000.
[3]	The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Bloomberg Barclays source: Bloomberg Index Services Ltd.
[4]	Results of the Lipper General U.S. Government Funds Average do not reflect any sales charges. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Lipper source: Refinitiv Lipper. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update, available on our website.
[5]	For the period October 17, 1985, commencement of fund operations, through August 31, 1986.

The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended August 31, 2020)*

	1 year	5 years	10 years

Class A shares	4.53%	2.65%	2.40%

*	Assumes reinvestment of all distributions and payment of the maximum 3.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit capitalgroup.com for more information.

U.S. Government Securities Fund	3

Summary investment portfolio August 31, 2020

Portfolio by type of security	Percent of net assets

Portfolio quality summary*	Percent of net assets
U.S. Treasury and agency†	32.08%
AAA/Aaa	57.46
AA/Aa	.22
Short-term securities & other assets less liabilities	10.24

*	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. In assigning a credit rating to a security, the fund looks specifically to the ratings assigned to the issuer of the security by Standard & Poor’s, Moody’s and/or Fitch. If agency ratings differ, the security will be considered to have received the highest of those ratings, consistent with the fund’s investment policies. The ratings are not covered by the Report of Independent Registered Public Accounting Firm.
†	These securities are guaranteed by the full faith and credit of the U.S. government.

Bonds, notes & other debt instruments 89.76%	Principal amount (000)	Value (000)
Mortgage-backed obligations 57.68%
Federal agency mortgage-backed obligations 57.68%
Fannie Mae Pool #FM1274 3.50% 2049[1]	$81,264	$88,014
Fannie Mae Pool #FM2886 3.00% 2050[1]	172,481	183,559
Fannie Mae Pool #CA5229 3.00% 2050[1]	141,126	152,102
Fannie Mae Pool #CA5509 3.00% 2050[1]	121,189	130,911
Fannie Mae 0%–9.01% 2022–2050[1,2]	1,197,941	1,286,576
Freddie Mac Pool #SD7507 3.00% 2049[1]	87,936	94,552
Freddie Mac Pool #RA2455 3.00% 2050[1]	176,496	191,196
Freddie Mac Pool #SD7514 3.50% 2050[1]	254,307	273,137
Freddie Mac Pool #SD7513 3.50% 2050[1]	142,115	154,959
Freddie Mac 0%–10.00% 2022–2050[1,2]	713,824	766,791
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 2028[1]	124,010	135,382
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2020-1, Class A1D, 2.00% 2030[1]	90,788	94,372
Government National Mortgage Assn. 2.00% 2050[1,3]	544,774	561,735
Government National Mortgage Assn. 2.50% 2050[1,3]	710,673	747,650
Government National Mortgage Assn. 3.50% 2050[1,3]	159,234	167,681
Government National Mortgage Assn. Pool #MA6767 3.50% 2050[1]	77,357	82,465
Government National Mortgage Assn. 0.84%–6.64% 2029–2065[1,2,3]	216,523	231,840
Uniform Mortgage-Backed Security 1.50% 2035[1,3]	965,000	987,806
Uniform Mortgage-Backed Security 1.50% 2035[1,3]	523,474	534,987
Uniform Mortgage-Backed Security 2.00% 2035[1,3]	877,177	912,744
Uniform Mortgage-Backed Security 2.00% 2035[1,3]	613,614	637,679
Uniform Mortgage-Backed Security 2.00% 2050[1,3]	373,728	383,697
Uniform Mortgage-Backed Security 3.00% 2050[1,3]	97,370	102,483
Uniform Mortgage-Backed Security 3.50% 2050[1,3]	793,564	837,025
Uniform Mortgage-Backed Security 4.00% 2050[1,3]	309,962	330,351
Uniform Mortgage-Backed Security 4.50% 2050[1,3]	78,174	84,455
Uniform Mortgage-Backed Securities 1.50%–2.50% 2035–2050[1,3]	182,923	189,923
Other securities		729,792
		11,073,864

4	U.S. Government Securities Fund

	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes 27.81%
U.S. Treasury 25.82%
U.S. Treasury (3-month U.S. Treasury Bill Yield + 0.30%) 0.40% 2021[2]	$200,000	$200,668
U.S. Treasury 1.50% 2022	135,000	138,602
U.S. Treasury 2.00% 2022	100,000	104,027
U.S. Treasury 2.625% 2023	131,950	140,116
U.S. Treasury 2.875% 2023	92,300	100,391
U.S. Treasury 1.50% 2024[4]	288,000	303,502
U.S. Treasury 1.50% 2024	123,000	129,406
U.S. Treasury 1.75% 2024	204,000	217,354
U.S. Treasury 0.25% 2025	246,000	245,780
U.S. Treasury 1.625% 2026	91,640	98,415
U.S. Treasury 2.625% 2026	73,800	82,914
U.S. Treasury 1.125% 2040	143,300	140,840
U.S. Treasury 1.125% 2040	113,500	111,053
U.S. Treasury 2.375% 2049[4]	76,000	92,465
U.S. Treasury 2.875% 2049[4]	94,000	125,432
U.S. Treasury 1.25% 2050[4]	529,449	500,036
U.S. Treasury 1.375% 2050[4]	127,500	124,382
U.S. Treasury 2.00% 2050[4]	241,409	272,119
U.S. Treasury 1.50% 2021	93,000	94,582
U.S. Treasury 0.125% 2022	120,000	119,982
U.S. Treasury 0%–6.25% 2022–2049[4]	1,456,977	1,616,116
		4,958,182

U.S. Treasury inflation-protected securities 1.99%
U.S. Treasury Inflation-Protected Security 0.75% 2042[4,5]	97,576	123,596
U.S. Treasury Inflation-Protected Securities 0.13%–2.13% 2022–2050[4,5]	224,293	257,988
		381,584

Total U.S. Treasury bonds & notes		5,339,766

Federal agency bonds & notes 4.27%
Fannie Mae 0.625% 2025[4]	320,800	324,219
Fannie Mae 0.88%–7.13% 2021–2030	95,000	97,188
Federal Home Loan Bank 0.09%–5.50% 2020–2036[2]	121,660	134,576
Freddie Mac 0.45% 2023	25,000	25,123
U.S. Agency for International Development, Jordan (Kingdom of) 2.503% 2020	93,700	94,271
Other securities		145,148
		820,525

Total bonds, notes & other debt instruments (cost: $16,818,841,000)		17,234,155

Short-term securities 38.95%
U.S. Treasury bills 24.57%
U.S. Treasury 0%–0.28% due 9/3/2020–12/24/2020	4,717,600	4,716,937

Federal agency discount notes 13.52%
Fannie Mae 0.20% due 10/16/2020	100,000	99,986
Federal Home Loan Bank 0%–0.17% due 9/4/2020–11/25/2020[2]	2,299,200	2,298,940
Freddie Mac 0.14%–0.15% due 9/18/2020–10/19/2020	147,300	147,290
Other securities		49,988
		2,596,204

U.S. Government Securities Fund	5

Short-term securities (continued)	Principal amount (000)	Value (000)
Commercial paper 0.86%
Other securities		$165,996

Total short-term securities (cost: $7,478,970,000)		7,479,137
Total investment securities 128.71% (cost: $24,297,811,000)		24,713,292
Other assets less liabilities (28.71)%		(5,513,153)

Net assets 100.00%		$19,200,139

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” also includes securities (with an aggregate value of $76,526,000, which represented .40% of the net assets of the fund) which were acquired in transactions exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933 and may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers.

Futures contracts

		Number of		Notional amount [6]	Value at 8/31/2020 [7]	Unrealized appreciation (depreciation) at 8/31/2020
Contracts	Type	contracts	Expiration	(000)	(000)	(000)
30 Day Federal Funds Futures	Short	5,591	January 2021	$(2,329,770)	$(2,328,488)	$690
90 Day Euro Dollar Futures	Short	30,917	September 2020	(7,729,250)	(7,711,279)	(3,805)
90 Day Euro Dollar Futures	Short	8,156	March 2021	(2,039,000)	(2,034,922)	(276)
2 Year U.S. Treasury Note Futures	Long	1,110	January 2021	222,000	245,249	100
5 Year U.S. Treasury Note Futures	Long	5,379	January 2021	537,900	677,922	824
10 Year U.S. Treasury Note Futures	Long	2,491	December 2020	249,100	346,872	547
10 Year Ultra U.S. Treasury Note Futures	Short	7,778	December 2020	(777,800)	(1,240,105)	1,044
20 Year U.S. Treasury Bond Futures	Long	1,049	December 2020	104,900	184,329	(536)
30 Year Ultra U.S. Treasury Bond Futures	Long	6,323	December 2020	632,300	1,396,790	(4,661)
						$(6,073)

Swap contracts

Interest rate swaps

						Unrealized
					Upfront	appreciation
				Value at	premium	(depreciation)
		Expiration	Notional	8/31/2020	paid (received)	at 8/31/2020
Receive	Pay	date	(000)	(000)	(000)	(000)
1.309%	U.S. EFFR	12/16/2020	$1,666,300	$5,208	$—	$5,208
1.33075%	U.S. EFFR	12/16/2020	1,104,700	3,513	—	3,513
SOFR	0.0275%	7/6/2021	5,000	2	—	2
2.5775%	U.S. EFFR	7/16/2022	694,646	18,175	—	18,175
1.2525%	U.S. EFFR	2/14/2023	586,311	17,568	—	17,568
3-month USD-LIBOR	1.495%	11/10/2023	115,000	(4,637)	—	(4,637)
U.S. EFFR	2.4325%	12/21/2023	94,000	(7,439)	—	(7,439)
U.S. EFFR	0.11%	5/18/2024	1,096,100	41	—	41
U.S. EFFR	0.126%	6/25/2025	148,100	(124)	—	(124)
U.S. EFFR	0.1275%	6/25/2025	315,600	(286)	—	(286)
U.S. EFFR	0.0975%	6/30/2025	90,919	55	—	55
U.S. EFFR	0.106%	6/30/2025	239,354	44	—	44
U.S. EFFR	0.105%	6/30/2025	167,600	39	—	39
U.S. EFFR	0.093%	7/2/2025	31,000	26	—	26
U.S. EFFR	0.096%	7/2/2025	31,000	22	—	22
U.S. EFFR	0.10875%	7/6/2025	36,500	4	—	4
U.S. EFFR	0.0995%	7/9/2025	18,300	11	—	11
U.S. EFFR	0.105%	7/9/2025	18,300	6	—	6
U.S. EFFR	0.099%	7/10/2025	44,900	28	—	28
3-month USD-LIBOR	1.867%	7/11/2025	199,200	(8,878)	—	(8,878)

6	U.S. Government Securities Fund

						Unrealized
					Upfront	appreciation
				Value at	premium	(depreciation)
		Expiration	Notional	8/31/2020	paid (received)	at 8/31/2020
Receive	Pay	date	(000)	(000)	(000)	(000)
U.S. EFFR	0.0445%	8/10/2025	$19,000	$69	$—	$69
2.91%	3-month USD-LIBOR	2/1/2028	60,800	6,754	—	6,754
2.908%	3-month USD-LIBOR	2/1/2028	60,700	6,737	—	6,737
2.925%	3-month USD-LIBOR	2/1/2028	48,600	5,435	—	5,435
2.92%	3-month USD-LIBOR	2/2/2028	45,900	5,121	—	5,121
U.S. EFFR	2.32625%	4/18/2029	60,500	(10,102)	—	(10,102)
U.S. EFFR	0.5385%	3/26/2030	233,200	(1,732)	—	(1,732)
0.913%	3-month USD-LIBOR	6/9/2030	235,000	5,071	—	5,071
3-month USD-LIBOR	2.986%	2/1/2038	29,200	(4,417)	—	(4,417)
3-month USD-LIBOR	2.9625%	2/1/2038	36,300	(5,413)	—	(5,413)
3-month USD-LIBOR	2.963%	2/1/2038	36,300	(5,414)	—	(5,414)
0.833%	3-month USD-LIBOR	4/3/2040	21,600	(741)	—	(741)
3-month USD-LIBOR	0.81%	7/28/2045	242,600	14,064	(144)	14,208
0.8235%	3-month USD-LIBOR	4/24/2050	22,500	(1,526)	—	(1,526)
3-month USD-LIBOR	0.811%	7/27/2050	411,000	29,450	—	29,450
1.08925%	3-month USD-LIBOR	9/2/2050	28,100	77	—	77
					$(144)	$66,955

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available. For short-term securities, the date of the next scheduled coupon rate change is considered to be the maturity date.
[3]	Purchased on a TBA basis.
[4]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $218,967,000, which represented 1.14% of the net assets of the fund.
[5]	Index-linked bond whose principal amount moves with a government price index.
[6]	Notional amount is calculated based on the number of contracts and notional contract size.
[7]	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbol

EFFR = Effective Federal Funds Rate
LIBOR = London Interbank Offered Rate
SOFR = Secured Overnight Financing Rate
TBA = To-be-announced
USD/$ = U.S. dollars

See notes to financial statements.

U.S. Government Securities Fund	7

Financial statements

Statement of assets and liabilities
at August 31, 2020	(dollars in thousands)

Assets:
Investment securities in unaffiliated issuers, at value (cost: $24,297,811)		$24,713,292
Cash		447,324
Receivables for:
Sales of investments	$8,369,168
Sales of fund’s shares	89,967
Interest	38,037
Variation margin on futures contracts	19,206
Variation margin on swap contracts	3,265	8,519,643
		33,680,259
Liabilities:
Payables for:
Purchases of investments	14,423,025
Repurchases of fund’s shares	37,399
Dividends on fund’s shares	131
Investment advisory services	2,730
Services provided by related parties	2,415
Trustees’ deferred compensation	311
Variation margin on futures contracts	4,111
Variation margin on swap contracts	9,960
Other	38	14,480,120
Net assets at August 31, 2020		$19,200,139

Net assets consist of:
Capital paid in on shares of beneficial interest		$17,985,869
Total distributable earnings		1,214,270
Net assets at August 31, 2020		$19,200,139

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (1,284,336 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$4,310,633	288,319	$14.95
Class C	213,373	14,316	14.90
Class T	11	1	14.95
Class F-1	315,501	21,103	14.95
Class F-2	844,249	56,467	14.95
Class F-3	629,010	42,068	14.95
Class 529-A	245,524	16,422	14.95
Class 529-C	18,389	1,235	14.89
Class 529-E	14,117	944	14.95
Class 529-T	12	1	14.95
Class 529-F-1	27,859	1,863	14.95
Class R-1	9,182	616	14.91
Class R-2	128,397	8,614	14.91
Class R-2E	11,658	780	14.95
Class R-3	158,628	10,613	14.95
Class R-4	179,267	11,989	14.95
Class R-5E	15,910	1,064	14.95
Class R-5	67,589	4,520	14.95
Class R-6	12,010,830	803,401	14.95

See notes to financial statements.

8	U.S. Government Securities Fund

Statement of operations
for the year ended August 31, 2020	(dollars in thousands)

Investment income:
Income:
Interest		$264,258
Fees and expenses*:
Investment advisory services	$31,528
Distribution services	15,956
Transfer agent services	7,056
Administrative services	5,062
Reports to shareholders	296
Registration statement and prospectus	1,118
Trustees’ compensation	92
Auditing and legal	222
Custodian	38
Other	202	61,570
Net investment income		202,688

Net realized gain and unrealized appreciation:
Net realized gain (loss) on:
Investments in unaffiliated issuers	845,570
Futures contracts	260,982
Swap contracts	(77,461)	1,029,091
Net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	7,367
Futures contracts	(12,024)
Swap contracts	265,214	260,557
Net realized gain and unrealized appreciation		1,289,648

Net increase in net assets resulting from operations		$1,492,336

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

Statements of changes in net assets

(dollars in thousands)

	Year ended August 31,
	2020	2019
Operations:
Net investment income	$202,688	$267,960
Net realized gain	1,029,091	491,333
Net unrealized appreciation	260,557	244,565
Net increase in net assets resulting from operations	1,492,336	1,003,858

Distributions paid or accrued to shareholders	(442,504)	(283,689)

Net capital share transactions	3,232,909	2,085,705

Total increase in net assets	4,282,741	2,805,874

Net assets:
Beginning of year	14,917,398	12,111,524
End of year	$19,200,139	$14,917,398

See notes to financial statements.

U.S. Government Securities Fund	9

Notes to financial statements

1. Organization

The American Funds Income Series (the “trust”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company and has initially issued one series of shares, U.S. Government Securities Fund (the “fund”). The fund seeks to provide a high level of current income consistent with prudent investment risk and preservation of capital.

The fund has 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 3.75%[1]	None (except 1% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years[2]
Class 529-C	None	1% for redemptions within one year of purchase	Class 529-C converts to Class 529-A after 10 years[3]
Class 529-E	None	None	None
Classes T and 529-T4	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
[1]	Up to 3.50% for Class 529-A shares purchased on or after June 30, 2020.
[2]	Effective June 30, 2020, Class C converts to Class A after 8 years.
[3]	Effective June 30, 2020, Class 529-C converts to Class 529-A after 5 years.
[4]	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

10	U.S. Government Securities Fund

Distributions paid or accrued to shareholders — Income dividends are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Capital gain distributions are recorded on the ex-dividend date.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Exchange-traded futures are generally valued at the official settlement price of the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued. Interest rate swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues.

U.S. Government Securities Fund	11

The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of August 31, 2020 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$—	$11,073,864	$—	$11,073,864
U.S. Treasury bonds & notes	—	5,339,766	—	5,339,766
Federal agency bonds & notes	—	820,525	—	820,525
Short-term securities	—	7,479,137	—	7,479,137
Total	$—	$24,713,292	$—	$24,713,292

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$3,205	$—	$—	$3,205
Unrealized appreciation on interest rate swaps	—	117,664	—	117,664
Liabilities:
Unrealized depreciation on futures contracts	(9,278)	—	—	(9,278)
Unrealized depreciation on interest rate swaps	—	(50,709)	—	(50,709)
Total	$(6,073)	$66,955	$—	$60,882

*	Futures contracts and interest rate swaps are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

12	U.S. Government Securities Fund

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

A bond’s effective maturity is the market’s trading assessment of its maturity. A portfolio’s dollar-weighted average effective maturity is the weighted average of all effective maturities in the portfolio, where more weight is given to larger holdings. Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and the fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.

Investing in future delivery contracts — The fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve the fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While the fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions increase the turnover rate of the fund.

Investing in inflation-linked bonds — The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation-linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation-linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation-linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

U.S. Government Securities Fund	13

Investing in inflation-linked bonds may also reduce the fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation-linked securities may decline and result in losses to the fund.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the fund to losses in excess of its initial investment. Derivatives may be difficult to value, difficult for the fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — The fund has entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions. Portfolio turnover rates excluding and including mortgage dollar rolls are presented at the end of the fund’s financial highlights table.

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. In addition, the fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations. The average month-end notional amount of futures contracts while held was $11,201,752,000.

Interest rate swaps — The fund has entered into interest rate swap contracts, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The fund’s investment adviser uses interest rate swaps to seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the fund’s investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

14	U.S. Government Securities Fund

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the fund’s investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a variation margin based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in the fund’s statement of operations. The average month-end notional amount of interest rate swaps while held was $37,191,884,000.

The following tables identify the location and fair value amounts on the fund’s statement of assets and liabilities and the effect on the fund’s statement of operations resulting from the fund’s use of futures contracts and interest rate swaps as of, or for the year ended, August 31, 2020 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$3,205	Unrealized depreciation*	$9,278
Swap	Interest	Unrealized appreciation*	117,664	Unrealized depreciation*	50,709
			$120,869		$59,987

		Net realized gain (loss)		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$260,982	Net unrealized depreciation on futures contracts	$(12,024)
Swap	Interest	Net realized loss on swap contracts	(77,461)	Net unrealized appreciation on swap contracts	265,214
			$183,521		$253,190

*	Includes cumulative appreciation/depreciation on futures contracts and interest rate swaps as reported in the applicable tables following the fund’s investment portfolio. Only current day’s variation margin is reported within the statement of assets and liabilities.

Collateral — The fund receives or pledges highly liquid assets, such as cash or U.S. government securities, as collateral due to its use of futures contracts, interest rate swaps and future delivery contracts. For futures contracts and interest rate swaps, the fund pledges collateral for initial and variation margin by contract. For future delivery contracts, the fund either receives or pledges collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash collateral in the fund’s statement of assets and liabilities.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended August 31, 2020, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

U.S. Government Securities Fund	15

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as short-term capital gains and losses; cost of investments sold; paydowns on fixed-income securities and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended August 31, 2020, the fund reclassified $117,684,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of August 31, 2020, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$506,835
Undistributed long-term capital gains	297,990
Gross unrealized appreciation on investments	555,437
Gross unrealized depreciation on investments	(79,494)
Net unrealized appreciation on investments	475,943
Cost of investments	24,298,375

Distributions paid or accrued were characterized for tax purposes as follows (dollars in thousands):

	Year ended August 31, 2020						Year ended August 31, 2019
Share class	Ordinary income		Long-term capital gains		Total distributions paid or accrued		Ordinary income		Long-term capital gains	Total distributions paid
Class A	$60,720		$14,901		$75,621		$48,917		$—	$48,917
Class C	2,429		918		3,347		2,150		—	2,150
Class T	—	*	—	*	—	*	—	*	—	—	*
Class F-1	5,999		1,513		7,512		5,442		—	5,442
Class F-2	16,348		3,443		19,791		10,920		—	10,920
Class F-3	10,700		1,993		12,693		6,376		—	6,376
Class 529-A	3,465		851		4,316		2,632		—	2,632
Class 529-C	368		144		512		341		—	341
Class 529-E	186		52		238		140		—	140
Class 529-T	—	*	—	*	—	*	—	*	—	—	*
Class 529-F-1	488		103		591		355		—	355
Class R-1	106		41		147		95		—	95
Class R-2	1,345		510		1,855		1,175		—	1,175
Class R-2E	122		38		160		77		—	77
Class R-3	2,030		581		2,611		1,824		—	1,824
Class R-4	2,934		713		3,647		2,799		—	2,799
Class R-5E	176		27		203		58		—	58
Class R-5	1,421		330		1,751		1,376		—	1,376
Class R-6	251,748		55,761		307,509		199,012		—	199,012
Total	$360,585		$81,919		$442,504		$283,689		$—	$283,689

*	Amount less than one thousand.

16	U.S. Government Securities Fund

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.300% on the first $60 million of daily net assets and decreasing to 0.130% on such assets in excess of $15 billion. The agreement also provides for monthly fees, accrued daily, based on a series of decreasing rates beginning with 3.00% on the first $3,333,333 of the fund’s monthly gross income and decreasing to 2.00% on such income in excess of $8,333,333. For the year ended August 31, 2020, the investment advisory services fee was $31,528,000, which was equivalent to an annualized rate of 0.187% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of August 31, 2020, unreimbursed expenses subject to reimbursement totaled $245,000 for Class A shares. There were no unreimbursed expenses subject to reimbursement for Class 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

U.S. Government Securities Fund	17

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. Prior to January 1, 2020, the quarterly fee was based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. Effective January 1, 2020, the quarterly fee was amended to a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

For the year ended August 31, 2020, class-specific expenses under the agreements were as follows (dollars in thousands):

	Distribution	Transfer agent		Administrative		529 plan
Share class	services	services		services		services
Class A	$10,327	$4,326		$1,033		Not applicable
Class C	2,036	249		61		Not applicable
Class T	—	—	*	—*		Not applicable
Class F-1	786	434		94		Not applicable
Class F-2	Not applicable	853		231		Not applicable
Class F-3	Not applicable	24		149		Not applicable
Class 529-A	441	219		58		$122
Class 529-C	279	34		9		18
Class 529-E	58	8		3		8
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	27		7		15
Class R-1	86	10		3		Not applicable
Class R-2	839	380		34		Not applicable
Class R-2E	53	19		3		Not applicable
Class R-3	662	239		40		Not applicable
Class R-4	389	162		47		Not applicable
Class R-5E	Not applicable	15		3		Not applicable
Class R-5	Not applicable	35		19		Not applicable
Class R-6	Not applicable	22		3,268		Not applicable
Total class-specific expenses	$15,956	$7,056		$5,062		$163

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $92,000 in the fund’s statement of operations reflects $67,000 in current fees (either paid in cash or deferred) and a net increase of $25,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Security transactions with related funds — The fund purchased securities from other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended August 31, 2020, the fund engaged in such purchase transactions with related funds in the amount of $444,556,000.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended August 31, 2020.

18	U.S. Government Securities Fund

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of distributions				Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended August 31, 2020

Class A	$2,137,681	146,790	$74,587		5,267		$(946,034)	(65,001)	$1,266,234	87,056
Class C	129,059	8,889	3,317		237		(117,387)	(8,048)	14,989	1,078
Class T	—	—	—		—		—	—	—	—
Class F-1	117,320	8,091	7,440		527		(122,228)	(8,348)	2,532	270
Class F-2	846,420	58,012	19,135		1,348		(705,425)	(48,033)	160,130	11,327
Class F-3	570,971	38,970	12,100		849		(352,471)	(23,930)	230,600	15,889
Class 529-A	119,334	8,194	4,305		304		(49,973)	(3,448)	73,666	5,050
Class 529-C	14,054	974	511		36		(27,111)	(1,849)	(12,546)	(839)
Class 529-E	6,432	445	237		17		(2,704)	(187)	3,965	275
Class 529-T	—	—	—	†	—	†	—	—	— †	— †
Class 529-F-1	12,631	873	586		41		(7,860)	(550)	5,357	364
Class R-1	3,125	215	146		10		(3,867)	(272)	(596)	(47)
Class R-2	77,240	5,337	1,842		132		(59,487)	(4,120)	19,595	1,349
Class R-2E	8,730	605	160		11		(4,053)	(278)	4,837	338
Class R-3	99,536	6,844	2,595		184		(67,637)	(4,661)	34,494	2,367
Class R-4	95,377	6,552	3,639		257		(74,799)	(5,186)	24,217	1,623
Class R-5E	16,829	1,158	201		14		(6,011)	(412)	11,019	760
Class R-5	44,162	3,033	1,757		124		(44,266)	(3,082)	1,653	75
Class R-6	4,757,469	327,243	307,337		21,699		(3,672,043)	(249,905)	1,392,763	99,037
Total net increase (decrease)	$9,056,370	622,225	$439,895		31,057		$(6,263,356)	(427,310)	$3,232,909	225,972

Year ended August 31, 2019

Class A	$676,611	49,628	$48,009		3,516		$(569,461)	(42,087)	$155,159	11,057
Class C	42,824	3,156	2,115		155		(69,855)	(5,170)	(24,916)	(1,859)
Class T	—	—	—		—		—	—	—	—
Class F-1	75,696	5,562	5,387		395		(81,990)	(5,999)	(907)	(42)
Class F-2	436,424	32,064	10,580		773		(225,289)	(16,553)	221,715	16,284
Class F-3	271,790	19,994	6,127		448		(122,710)	(9,014)	155,207	11,428
Class 529-A	49,758	3,644	2,621		192		(34,945)	(2,571)	17,434	1,265
Class 529-C	10,469	771	338		25		(15,188)	(1,119)	(4,381)	(323)
Class 529-E	3,175	233	139		10		(2,215)	(163)	1,099	80
Class 529-T	—	—	—	†	—	†	—	—	— †	— †
Class 529-F-1	10,339	755	352		26		(5,090)	(372)	5,601	409
Class R-1	3,397	249	94		7		(2,170)	(159)	1,321	97
Class R-2	33,228	2,458	1,163		85		(36,074)	(2,671)	(1,683)	(128)
Class R-2E	3,961	293	77		6		(1,597)	(117)	2,441	182
Class R-3	43,168	3,178	1,810		133		(53,401)	(3,947)	(8,423)	(636)
Class R-4	44,409	3,261	2,786		204		(62,658)	(4,619)	(15,463)	(1,154)
Class R-5E	3,729	273	57		4		(1,194)	(87)	2,592	190
Class R-5	30,588	2,245	1,377		101		(35,443)	(2,602)	(3,478)	(256)
Class R-6	1,864,994	137,029	198,717		14,547		(481,324)	(35,420)	1,582,387	116,156
Total net increase (decrease)	$3,604,560	264,793	$281,749		20,627		$(1,800,604)	(132,670)	$2,085,705	152,750

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $102,310,362,000 and $95,299,835,000, respectively, during the year ended August 31, 2020.

10. Ownership concentration

At August 31, 2020, the fund had one shareholder, American Funds 2035 Target Date Retirement Fund, with aggregate ownership of 10% of the fund’s outstanding shares. CRMC is the investment adviser to American Funds 2035 Target Date Retirement Fund.

U.S. Government Securities Fund	19

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions

Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments		Ratio of expenses to average net assets after reimburse- ments[3]		Ratio of net income to average net assets[3]
Class A:
8/31/2020	$14.10	$.13	$1.06	$1.19	$(.19)	$(.15)	$(.34)	$14.95	8.61%	$4,311		.65%		.65%		.87%
8/31/2019	13.38	.24	.74	.98	(.26)	—	(.26)	14.10	7.38	2,837		.66		.66		1.77
8/31/2018	13.89	.21	(.51)	(.30)	(.21)	—	(.21)	13.38	(2.15)	2,544		.64		.64		1.58
8/31/2017	14.10	.15	(.04)	.11	(.15)	(.17)	(.32)	13.89	.86	2,778		.63		.63		1.08
8/31/2016	14.09	.14	.26	.40	(.18)	(.21)	(.39)	14.10	2.88	3,029		.63		.63		.97
Class C:
8/31/2020	14.06	.03	1.06	1.09	(.10)	(.15)	(.25)	14.90	7.95	213		1.34		1.34		.20
8/31/2019	13.34	.14	.74	.88	(.16)	—	(.16)	14.06	6.53	186		1.41		1.41		1.01
8/31/2018	13.86	.11	(.52)	(.41)	(.11)	—	(.11)	13.34	(2.91)	201		1.42		1.42		.80
8/31/2017	14.07	.04	(.03)	.01	(.05)	(.17)	(.22)	13.86	.11	257		1.42		1.42		.29
8/31/2016	14.07	.03	.25	.28	(.07)	(.21)	(.28)	14.07	2.06	305		1.42		1.42		.20
Class T:
8/31/2020	14.09	.18	1.06	1.24	(.23)	(.15)	(.38)	14.95	8.99 [4]	—	[5]	.37	[4]	.37	[4]	1.21	[4]
8/31/2019	13.37	.27	.74	1.01	(.29)	—	(.29)	14.09	7.64 [4]	—	[5]	.42	[4]	.42	[4]	2.01	[4]
8/31/2018	13.89	.24	(.52)	(.28)	(.24)	—	(.24)	13.37	(1.99)[4]	—	[5]	.42	[4]	.42	[4]	1.81	[4]
8/31/2017[6,7]	13.71	.08	.18	.26	(.08)	—	(.08)	13.89	1.90 [4,8]	—	[5]	.16	[4,8]	.16	[4,8]	.59	[4,8]
Class F-1:
8/31/2020	14.10	.14	1.06	1.20	(.20)	(.15)	(.35)	14.95	8.65	315		.61		.61		.96
8/31/2019	13.37	.24	.75	.99	(.26)	—	(.26)	14.10	7.39	294		.65		.65		1.78
8/31/2018	13.89	.21	(.52)	(.31)	(.21)	—	(.21)	13.37	(2.17)	279		.66		.66		1.59
8/31/2017	14.10	.15	(.04)	.11	(.15)	(.17)	(.32)	13.89	.84	211		.66		.66		1.05
8/31/2016	14.09	.14	.26	.40	(.18)	(.21)	(.39)	14.10	2.88	246		.65		.65		1.01
Class F-2:
8/31/2020	14.10	.17	1.07	1.24	(.24)	(.15)	(.39)	14.95	8.95	844		.34		.34		1.20
8/31/2019	13.38	.28	.73	1.01	(.29)	—	(.29)	14.10	7.68	636		.38		.38		2.06
8/31/2018	13.89	.25	(.51)	(.26)	(.25)	—	(.25)	13.38	(1.90)	386		.39		.39		1.87
8/31/2017	14.10	.18	(.03)	.15	(.19)	(.17)	(.36)	13.89	1.11	257		.39		.39		1.33
8/31/2016	14.09	.18	.25	.43	(.21)	(.21)	(.42)	14.10	3.15	266		.38		.38		1.30
Class F-3:
8/31/2020	14.10	.18	1.07	1.25	(.25)	(.15)	(.40)	14.95	9.06	629		.23		.23		1.26
8/31/2019	13.38	.30	.73	1.03	(.31)	—	(.31)	14.10	7.79	369		.27		.27		2.17
8/31/2018	13.89	.27	(.52)	(.25)	(.26)	—	(.26)	13.38	(1.79)	197		.28		.28		1.98
8/31/2017[6,9]	13.66	.13	.23	.36	(.13)	—	(.13)	13.89	2.66 [8]	114		.28	[10]	.28	[10]	1.64	[10]
Class 529-A:
8/31/2020	14.10	.13	1.06	1.19	(.19)	(.15)	(.34)	14.95	8.63	246		.63		.63		.89
8/31/2019	13.37	.24	.74	.98	(.25)	—	(.25)	14.10	7.33	160		.70		.70		1.73
8/31/2018	13.89	.21	(.53)	(.32)	(.20)	—	(.20)	13.37	(2.21)	135		.70		.70		1.53
8/31/2017	14.10	.14	(.04)	.10	(.14)	(.17)	(.31)	13.89	.81	135		.69		.69		1.03
8/31/2016	14.09	.13	.26	.39	(.17)	(.21)	(.38)	14.10	2.81	142		.71		.71		.89

20	U.S. Government Securities Fund

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments		Ratio of expenses to average net assets after reimburse- ments[3]		Ratio of net income to average net assets[3]
Class 529-C:
8/31/2020	$14.05	$.03	$1.06	$1.09	$(.10)	$(.15)	$(.25)	$14.89	7.87%	$18		1.37%		1.37%		.23%
8/31/2019	13.33	.13	.74	.87	(.15)	—	(.15)	14.05	6.59	29		1.42		1.42		1.00
8/31/2018	13.84	.10	(.51)	(.41)	(.10)	—	(.10)	13.33	(2.94)	32		1.45		1.45		.76
8/31/2017	14.06	.04	(.04)	— [11]	(.05)	(.17)	(.22)	13.84	.02	49		1.46		1.46		.25
8/31/2016	14.06	.02	.26	.28	(.07)	(.21)	(.28)	14.06	2.02	55		1.47		1.47		.13
Class 529-E:
8/31/2020	14.10	.10	1.06	1.16	(.16)	(.15)	(.31)	14.95	8.40	14		.85		.85		.68
8/31/2019	13.37	.21	.74	.95	(.22)	—	(.22)	14.10	7.11	10		.91		.91		1.52
8/31/2018	13.89	.18	(.53)	(.35)	(.17)	—	(.17)	13.37	(2.42)	8		.92		.92		1.30
8/31/2017	14.10	.11	(.04)	.07	(.11)	(.17)	(.28)	13.89	.58	9		.92		.92		.79
8/31/2016	14.09	.09	.26	.35	(.13)	(.21)	(.34)	14.10	2.57	9		.94		.94		.67
Class 529-T:
8/31/2020	14.09	.17	1.06	1.23	(.22)	(.15)	(.37)	14.95	8.93 [4]	—	[5]	.43	[4]	.43	[4]	1.15	[4]
8/31/2019	13.37	.26	.74	1.00	(.28)	—	(.28)	14.09	7.57 [4]	—	[5]	.48	[4]	.48	[4]	1.95	[4]
8/31/2018	13.89	.23	(.52)	(.29)	(.23)	—	(.23)	13.37	(2.06)[4]	—	[5]	.49	[4]	.49	[4]	1.74	[4]
8/31/2017[6,7]	13.71	.08	.18	.26	(.08)	—	(.08)	13.89	1.87 [4,8]	—	[5]	.19	[4,8]	.19	[4,8]	.56	[4,8]
Class 529-F-1:
8/31/2020	14.10	.16	1.07	1.23	(.23)	(.15)	(.38)	14.95	8.87	28		.40		.40		1.14
8/31/2019	13.37	.27	.74	1.01	(.28)	—	(.28)	14.10	7.58	21		.46		.46		1.97
8/31/2018	13.89	.24	(.53)	(.29)	(.23)	—	(.23)	13.37	(1.98)	15		.47		.47		1.77
8/31/2017	14.10	.17	(.03)	.14	(.18)	(.17)	(.35)	13.89	1.03	13		.47		.47		1.25
8/31/2016	14.09	.16	.26	.42	(.20)	(.21)	(.41)	14.10	3.04	13		.49		.49		1.13
Class R-1:
8/31/2020	14.07	.04	1.05	1.09	(.10)	(.15)	(.25)	14.91	7.87	9		1.34		1.34		.26
8/31/2019	13.35	.14	.74	.88	(.16)	—	(.16)	14.07	6.63	10		1.38		1.38		1.05
8/31/2018	13.86	.11	(.51)	(.40)	(.11)	—	(.11)	13.35	(2.89)	8		1.40		1.40		.82
8/31/2017	14.08	.04	(.04)	— [11]	(.05)	(.17)	(.22)	13.86	.06	9		1.41		1.41		.29
8/31/2016	14.07	.03	.27	.30	(.08)	(.21)	(.29)	14.08	2.15	11		1.39		1.39		.20
Class R-2:
8/31/2020	14.06	.03	1.07	1.10	(.10)	(.15)	(.25)	14.91	7.97	128		1.32		1.32		.23
8/31/2019	13.34	.14	.74	.88	(.16)	—	(.16)	14.06	6.57	102		1.36		1.36		1.06
8/31/2018	13.86	.11	(.52)	(.41)	(.11)	—	(.11)	13.34	(2.87)	99		1.37		1.37		.85
8/31/2017	14.07	.04	(.03)	.01	(.05)	(.17)	(.22)	13.86	.15	116		1.40		1.40		.31
8/31/2016	14.07	.03	.26	.29	(.08)	(.21)	(.29)	14.07	2.10	133		1.37		1.37		.22
Class R-2E:
8/31/2020	14.10	.05	1.09	1.14	(.14)	(.15)	(.29)	14.95	8.19	12		1.04		1.04		.45
8/31/2019	13.37	.18	.75	.93	(.20)	—	(.20)	14.10	6.92	6		1.09		1.09		1.36
8/31/2018	13.89	.15	(.52)	(.37)	(.15)	—	(.15)	13.37	(2.61)	3		1.12		1.12		1.11
8/31/2017	14.10	.08	(.03)	.05	(.09)	(.17)	(.26)	13.89	.42	3		1.10		1.10		.61
8/31/2016	14.09	.11	.25	.36	(.14)	(.21)	(.35)	14.10	2.63	2		1.07		1.07		.76

See end of table for footnotes.

U.S. Government Securities Fund	21

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments		Ratio of expenses to average net assets after reimburse- ments[3]		Ratio of net income to average net assets[3]
Class R-3:
8/31/2020	$14.09	$.09	$1.08	$1.17	$(.16)	$(.15)	$(.31)	$14.95	8.41%	$159		.91%		.91%		.63%
8/31/2019	13.37	.20	.74	.94	(.22)	—	(.22)	14.09	7.00	116		.95		.95		1.47
8/31/2018	13.89	.17	(.52)	(.35)	(.17)	—	(.17)	13.37	(2.46)	119		.96		.96		1.26
8/31/2017	14.10	.11	(.04)	.07	(.11)	(.17)	(.28)	13.89	.55	145		.95		.95		.76
8/31/2016	14.09	.09	.26	.35	(.13)	(.21)	(.34)	14.10	2.57	155		.95		.95		.66
Class R-4:
8/31/2020	14.10	.14	1.06	1.20	(.20)	(.15)	(.35)	14.95	8.69	179		.58		.58		.98
8/31/2019	13.38	.24	.74	.98	(.26)	—	(.26)	14.10	7.41	146		.62		.62		1.80
8/31/2018	13.89	.21	(.51)	(.30)	(.21)	—	(.21)	13.38	(2.13)	154		.63		.63		1.58
8/31/2017	14.10	.15	(.04)	.11	(.15)	(.17)	(.32)	13.89	.88	253		.62		.62		1.09
8/31/2016	14.09	.15	.25	.40	(.18)	(.21)	(.39)	14.10	2.90	275		.62		.62		1.09
Class R-5E:
8/31/2020	14.09	.15	1.09	1.24	(.23)	(.15)	(.38)	14.95	8.98	16		.37		.37		1.00
8/31/2019	13.37	.28	.73	1.01	(.29)	—	(.29)	14.09	7.56	4		.42		.42		2.02
8/31/2018	13.89	.26	(.54)	(.28)	(.24)	—	(.24)	13.37	(1.91)	2		.41		.41		1.98
8/31/2017	14.10	.19	(.04)	.15	(.19)	(.17)	(.36)	13.89	1.14	—	[5]	.53		.36		1.36
8/31/2016[6,12]	14.08	.13	.25	.38	(.15)	(.21)	(.36)	14.10	2.74 [8]	—	[5]	.49	[10]	.49	[10]	1.21	[10]
Class R-5:
8/31/2020	14.10	.19	1.05	1.24	(.24)	(.15)	(.39)	14.95	9.08	68		.28		.28		1.31
8/31/2019	13.38	.29	.73	1.02	(.30)	—	(.30)	14.10	7.74	63		.32		.32		2.11
8/31/2018	13.89	.26	(.52)	(.26)	(.25)	—	(.25)	13.38	(1.84)	63		.33		.33		1.90
8/31/2017	14.10	.19	(.03)	.16	(.20)	(.17)	(.37)	13.89	1.18	63		.33		.33		1.40
8/31/2016	14.09	.17	.27	.44	(.22)	(.21)	(.43)	14.10	3.20	60		.32		.32		1.21
Class R-6:
8/31/2020	14.10	.20	1.05	1.25	(.25)	(.15)	(.40)	14.95	9.07	12,011		.23		.23		1.36
8/31/2019	13.37	.29	.75	1.04	(.31)	—	(.31)	14.10	7.80	9,928		.27		.27		2.17
8/31/2018	13.89	.27	(.53)	(.26)	(.26)	—	(.26)	13.37	(1.78)	7,867		.27		.27		1.98
8/31/2017	14.10	.20	(.04)	.16	(.20)	(.17)	(.37)	13.89	1.23	5,726		.27		.27		1.48
8/31/2016	14.09	.19	.26	.45	(.23)	(.21)	(.44)	14.10	3.26	3,857		.27		.27		1.35

	Year ended August 31,
Portfolio turnover rate for all share classes[13]	2020	2019	2018	2017	2016
Excluding mortgage dollar roll transactions	133%	113%	95%	187%	296%
Including mortgage dollar roll transactions	720%	350%	383%	577%	693%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During one of the periods shown, CRMC reimbursed a portion of the fund’s transfer agent services fees for certain share classes.
[4]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[5]	Amount less than $1 million.
[6]	Based on operations for a period that is less than a full year.
[7]	Class T and 529-T shares began investment operations on April 7, 2017.
[8]	Not annualized.
[9]	Class F-3 shares began investment operations on January 27, 2017.
[10]	Annualized.
[11]	Amount less than $.01.
[12]	Class R-5E shares began investment operations on November 20, 2015.
[13]	Refer to Note 5 for more information on mortgage dollar rolls.

See notes to financial statements.

22	U.S. Government Securities Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of U.S. Government Securities Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of U.S. Government Securities Fund, the fund constituting the American Funds Income Series (the “Fund”), as of August 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California
October 14, 2020

We have served as the auditor of one or more American Funds investment companies since 1956.

U.S. Government Securities Fund	23

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (March 1, 2020, through August 31, 2020).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

24	U.S. Government Securities Fund

	Beginning account value 3/1/2020	Ending account value 8/31/2020	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,049.98	$3.26	.63%
Class A – assumed 5% return	1,000.00	1,022.03	3.21	.63
Class C – actual return	1,000.00	1,047.05	6.81	1.32
Class C – assumed 5% return	1,000.00	1,018.55	6.72	1.32
Class T – actual return	1,000.00	1,052.20	1.81	.35
Class T – assumed 5% return	1,000.00	1,023.44	1.79	.35
Class F-1 – actual return	1,000.00	1,050.88	3.10	.60
Class F-1 – assumed 5% return	1,000.00	1,022.18	3.06	.60
Class F-2 – actual return	1,000.00	1,051.60	1.71	.33
Class F-2 – assumed 5% return	1,000.00	1,023.54	1.68	.33
Class F-3 – actual return	1,000.00	1,052.14	1.14	.22
Class F-3 – assumed 5% return	1,000.00	1,024.10	1.12	.22
Class 529-A – actual return	1,000.00	1,050.82	3.15	.61
Class 529-A – assumed 5% return	1,000.00	1,022.13	3.11	.61
Class 529-C – actual return	1,000.00	1,047.08	7.02	1.36
Class 529-C – assumed 5% return	1,000.00	1,018.35	6.92	1.36
Class 529-E – actual return	1,000.00	1,049.68	4.29	.83
Class 529-E – assumed 5% return	1,000.00	1,021.02	4.23	.83
Class 529-T – actual return	1,000.00	1,051.91	2.12	.41
Class 529-T – assumed 5% return	1,000.00	1,023.14	2.09	.41
Class 529-F-1 – actual return	1,000.00	1,052.02	1.97	.38
Class 529-F-1 – assumed 5% return	1,000.00	1,023.29	1.94	.38
Class R-1 – actual return	1,000.00	1,047.01	6.76	1.31
Class R-1 – assumed 5% return	1,000.00	1,018.60	6.67	1.31
Class R-2 – actual return	1,000.00	1,047.11	6.66	1.29
Class R-2 – assumed 5% return	1,000.00	1,018.70	6.56	1.29
Class R-2E – actual return	1,000.00	1,048.71	5.27	1.02
Class R-2E – assumed 5% return	1,000.00	1,020.06	5.19	1.02
Class R-3 – actual return	1,000.00	1,049.46	4.55	.88
Class R-3 – assumed 5% return	1,000.00	1,020.77	4.48	.88
Class R-4 – actual return	1,000.00	1,050.34	2.95	.57
Class R-4 – assumed 5% return	1,000.00	1,022.33	2.91	.57
Class R-5E – actual return	1,000.00	1,052.11	1.86	.36
Class R-5E – assumed 5% return	1,000.00	1,023.39	1.84	.36
Class R-5 – actual return	1,000.00	1,052.60	1.40	.27
Class R-5 – assumed 5% return	1,000.00	1,023.84	1.38	.27
Class R-6 – actual return	1,000.00	1,052.90	1.14	.22
Class R-6 – assumed 5% return	1,000.00	1,024.10	1.12	.22

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amount for the fund’s fiscal year ended August 31, 2020:

Long-term capital gains	$81,919,000
Exempt interest dividends	$154,255,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2021, to determine the calendar year amounts to be included on their 2020 tax returns. Shareholders should consult their tax advisors.

U.S. Government Securities Fund	25

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the continuation of the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through April 30, 2021. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all the fund’s independent board members. The board and the committee determined in the exercise of their business judgment that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account their interaction with CRMC as well as information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel with respect to the matters considered. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management (the manner in which the fund’s assets are managed, including liquidity management), financial, investment operations, compliance, trading, proxy voting, shareholder communications, and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board considered the risks assumed by CRMC in providing services to the fund, including operational, business, financial, reputational, regulatory and litigation risks. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective. They compared the fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes over various periods (including the fund’s lifetime) through September 30, 2019. They generally placed greater emphasis on longer term periods. On the basis of this evaluation and the board’s and the committee’s ongoing review of investment results, and considering the relative market conditions during certain of the reporting periods, the board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses are competitive with those of other similar funds included in the comparable Lipper category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, as well as the risks assumed by the adviser, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

26	U.S. Government Securities Fund

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that through December 31, 2018, CRMC benefited from research obtained with commissions from portfolio transactions made on behalf of the fund, and since that time has undertaken to bear the cost of obtaining such research. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its track record of investing in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. They reviewed information on the profitability of the investment adviser and its affiliates. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and CRMC’s sharing of potential economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

U.S. Government Securities Fund	27

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William H. Baribault, 1945	2010	Chairman of the Board and CEO, Oakwood Advisors (private investment and consulting); former CEO and President, Richard Nixon Foundation	89	General Finance Corporation
James G. Ellis, 1947	2006	Professor of Marketing and former Dean, Marshall School of Business, University of Southern California	98	Mercury General Corporation
Nariman Farvardin, 1956	2018	President, Stevens Institute of Technology	86	None
Mary Davis Holt, 1950	2015–2016 2017	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993–2003)	86	None
R. Clark Hooper, 1946	2005	Private investor	89	None
Merit E. Janow, 1958	2010	Dean and Professor, Columbia University, School of International and Public Affairs	88	Mastercard Incorporated; Trimble Inc.
Margaret Spellings, 1957 Chairman of the Board (Independent and Non-Executive)	2010	President and CEO, Texas 2036; former President, Margaret Spellings & Company (public policy and strategic consulting); former President, The University of North Carolina; former President, George W. Bush Foundation	90	None
Alexandra Trower, 1964	2018	Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	85	None
Paul S. Williams, 1959	2020	Former Partner/Managing Director, Major, Lindsey & Africa (executive recruiting firm)	85	Compass Minerals, Inc. (producer of salt and specialty fertilizers)

Interested trustees4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Michael C. Gitlin, 1970	2015	Vice Chairman and Director, Capital Research and Management Company; Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.;[6] served as Head of Fixed Income at a large investment management firm prior to joining Capital Research and Management Company in 2015	85	None
Karl J. Zeile, 1966	2019	Partner — Capital Fixed Income Investors, Capital Research and Management Company	20	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

28	U.S. Government Securities Fund

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Fergus N. MacDonald, 1969 President	2011	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, The Capital Group, Inc.[6]
Kristine M. Nishiyama, 1970 Executive Vice President	2003	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Chair, Senior Vice President, General Counsel and Director, Capital Bank and Trust Company[6]
David J. Betanzos, 1974 Senior Vice President	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Ritchie Tuazon, 1978 Senior Vice President	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company
Steven I. Koszalka, 1964 Secretary	2010	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company
Jane Y. Chung, 1974 Assistant Secretary	2014	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Assistant Vice President — Investment Operations, Capital Research and Management Company
Gregory F. Niland, 1971 Assistant Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

U.S. Government Securities Fund	29

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U.S. Government Securities Fund	35

Office of the fund

333 South Hope Street
Los Angeles, CA 90071-1406

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Counsel

Morgan, Lewis & Bockius LLP
One Federal Street
Boston, MA 02110-1726

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1000
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

36	U.S. Government Securities Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

A complete August 31, 2020, portfolio of U.S. Government Securities Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

U.S. Government Securities Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. This filing is available free of charge on the SEC website. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of U.S. Government Securities Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2020, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

Bloomberg® is a trademark of Bloomberg Finance L.P. (collectively with its affiliates, “Bloomberg”). Barclays® is a trademark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Neither Bloomberg nor Barclays approves or endorses this material, guarantees the accuracy or completeness of any information herein and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 28 years of investment industry experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes
Equity funds have beaten their Lipper peer indexes in 92% of 10-year periods and 99% of 20-year periods.[2] Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.[3] Fund management fees have been among the lowest in the industry.[4]

[1]	Investment industry experience as of December 31, 2019.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2019. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results as of December 31, 2019. Fifteen of the 17 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation below 0.2. Standard & Poor’s 500 Composite Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 65% of the time, based on the 20-year period ended December 31, 2019, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that James G. Ellis, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

GVT

Registrant:
a) Audit Fees:
Audit	2019	10,000
	2020	199,000

b) Audit-Related Fees:
	2019	3,000
	2020	4,000

c) Tax Fees:
	2019	8,000
	2020	8,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2019	None
	2020	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2019	1,286,000
	2020	2,043,000
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
	2019	65,000
	2020	83,000
	The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2019	None
	2020	2,000
	The other fees consist of subscription services related to an accounting research tool.

	All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,362,000 for fiscal year 2019 and $2,139,000 for fiscal year 2020. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

U.S. Government Securities Fund®

Investment portfolio

August 31, 2020

Bonds, notes & other debt instruments 89.76% Mortgage-backed obligations 57.68% Federal agency mortgage-backed obligations 57.68%	Principal amount (000)	Value (000)
Fannie Mae Pool #255577 4.50% 20241	$9	$10
Fannie Mae Pool #255466 6.00% 20241	157	175
Fannie Mae Pool #AH2358 4.00% 20261	1,186	1,260
Fannie Mae Pool #AI4191 4.00% 20261	619	658
Fannie Mae Pool #888204 6.00% 20261	9	10
Fannie Mae Pool #256740 4.50% 20271	14	15
Fannie Mae Pool #257055 6.50% 20271	373	422
Fannie Mae Pool #256993 6.50% 20271	139	155
Fannie Mae Pool #AZ4646 3.50% 20301	215	228
Fannie Mae Pool #AZ0554 3.50% 20301	156	166
Fannie Mae Pool #AY1948 3.50% 20301	131	139
Fannie Mae Pool #AS7323 2.50% 20311	1,894	2,027
Fannie Mae Pool #735571 8.00% 20311	188	206
Fannie Mae Pool #FM1162 2.50% 20321	1,876	1,996
Fannie Mae Pool #BM1036 2.50% 20321	221	235
Fannie Mae Pool #AS8610 3.00% 20321	254	267
Fannie Mae Pool #BJ7193 3.00% 20331	845	891
Fannie Mae Pool #CA1442 3.00% 20331	767	820
Fannie Mae Pool #BJ5302 3.00% 20331	722	770
Fannie Mae Pool #BK5472 3.00% 20331	715	751
Fannie Mae Pool #MA3283 3.00% 20331	680	714
Fannie Mae Pool #BJ4573 3.00% 20331	624	664
Fannie Mae Pool #BK5466 3.00% 20331	296	310
Fannie Mae Pool #BJ4685 3.00% 20331	230	242
Fannie Mae Pool #BJ5519 3.00% 20331	49	52
Fannie Mae Pool #BK4390 3.00% 20331	24	25
Fannie Mae Pool #BJ6963 3.00% 20331	21	22
Fannie Mae Pool #695412 5.00% 20331	4	5
Fannie Mae Pool #BO6247 2.50% 20341	7,784	8,190
Fannie Mae Pool #FM1490 3.50% 20341	5,262	5,589
Fannie Mae Pool #BN3172 4.00% 20341	26	28
Fannie Mae Pool #BN1085 4.00% 20341	18	19
Fannie Mae Pool #MA4012 2.00% 20351	24,221	25,214
Fannie Mae Pool #AD3566 5.00% 20351	56	61
Fannie Mae Pool #MA2787 4.00% 20361	13,997	15,153
Fannie Mae Pool #MA2588 4.00% 20361	8,710	9,430
Fannie Mae Pool #MA2717 4.00% 20361	6,786	7,363
Fannie Mae Pool #MA2746 4.00% 20361	6,165	6,674
Fannie Mae Pool #AS6870 4.00% 20361	3,931	4,245
Fannie Mae Pool #MA2819 4.00% 20361	832	901
Fannie Mae Pool #MA2856 4.00% 20361	21	23
Fannie Mae Pool #MA3099 4.00% 20371	7,982	8,681
Fannie Mae Pool #256810 6.50% 20371	71	79
Fannie Mae Pool #256860 6.50% 20371	68	78
Fannie Mae Pool #888372 6.50% 20371	26	30
Fannie Mae Pool #888698 7.00% 20371	142	163

U.S. Government Securities Fund — Page 1 of 14

Bonds, notes & other debt instruments (continued) Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae Pool #256828 7.00% 20371	$21	$25
Fannie Mae Pool #923171 7.50% 20371	26	31
Fannie Mae Pool #964279 2.633% 20381,2	49	49
Fannie Mae Pool #964708 2.765% 20381,2	6	6
Fannie Mae Pool #889101 3.26% 20381,2	59	60
Fannie Mae Pool #970343 6.00% 20381	36	38
Fannie Mae Pool #889388 7.00% 20381	176	210
Fannie Mae Pool #AC0794 5.00% 20391	262	302
Fannie Mae Pool #931768 5.00% 20391	45	51
Fannie Mae Pool #AL9335 3.427% 20401,2	2,297	2,411
Fannie Mae Pool #AE7629 3.729% 20401,2	36	37
Fannie Mae Pool #932606 5.00% 20401	139	160
Fannie Mae Pool #AL9327 3.214% 20411,2	2,067	2,174
Fannie Mae Pool #AL9326 3.549% 20411,2	2,926	3,078
Fannie Mae Pool #AL9531 3.637% 20411,2	1,717	1,804
Fannie Mae Pool #AL0073 3.769% 20411,2	148	155
Fannie Mae Pool #AE0789 3.788% 20411,2	203	214
Fannie Mae Pool #AE0844 3.818% 20411,2	169	177
Fannie Mae Pool #AJ1873 4.00% 20411	340	376
Fannie Mae Pool #AH0351 4.50% 20411	729	815
Fannie Mae Pool #AI1862 5.00% 20411	1,168	1,351
Fannie Mae Pool #AI3510 5.00% 20411	719	832
Fannie Mae Pool #AJ0704 5.00% 20411	620	717
Fannie Mae Pool #AJ5391 5.00% 20411	365	419
Fannie Mae Pool #AE1248 5.00% 20411	341	389
Fannie Mae Pool #AE1274 5.00% 20411	261	301
Fannie Mae Pool #AE1277 5.00% 20411	143	162
Fannie Mae Pool #AE1283 5.00% 20411	89	99
Fannie Mae Pool #AL2000 2.547% 20421,2	223	233
Fannie Mae Pool #AL2184 2.618% 20421,2	365	381
Fannie Mae Pool #AL1941 2.837% 20421,2	281	294
Fannie Mae Pool #AP7819 2.853% 20421,2	174	181
Fannie Mae Pool #AP7553 3.00% 20421	72,772	78,018
Fannie Mae Pool #AL9533 3.175% 20421,2	933	977
Fannie Mae Pool #AL9532 3.19% 20421,2	2,148	2,244
Fannie Mae Pool #AJ9327 3.50% 20421	46	51
Fannie Mae Pool #AL9530 3.594% 20421,2	1,464	1,535
Fannie Mae Pool #AE1290 5.00% 20421	193	220
Fannie Mae Pool #AT5898 3.00% 20431	17,448	18,711
Fannie Mae Pool #AL3829 3.50% 20431	2,682	2,944
Fannie Mae Pool #AT7161 3.50% 20431	1,232	1,341
Fannie Mae Pool #AR1512 3.50% 20431	570	623
Fannie Mae Pool #AT0412 3.50% 20431	310	340
Fannie Mae Pool #AT3954 3.50% 20431	158	171
Fannie Mae Pool #AT0300 3.50% 20431	112	122
Fannie Mae Pool #BM6240 3.401% 20441,2	9,292	9,727
Fannie Mae Pool #AX8521 3.50% 20441	268	294
Fannie Mae Pool #AY1829 3.50% 20441	198	218
Fannie Mae Pool #AW8240 3.50% 20441	40	42
Fannie Mae Pool #BE5017 3.50% 20451	1,541	1,676
Fannie Mae Pool #BE5009 3.50% 20451	1,373	1,481
Fannie Mae Pool #AY3880 4.00% 20451	215	233
Fannie Mae Pool #FM2834 3.00% 20461	34,287	36,770
Fannie Mae Pool #MA2833 3.00% 20461	16,094	17,047

U.S. Government Securities Fund — Page 2 of 14

Bonds, notes & other debt instruments (continued) Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae Pool #BC3465 4.00% 20461	$17	$19
Fannie Mae Pool #AS8804 3.50% 20471	49,629	53,534
Fannie Mae Pool #BH8509 3.50% 20471	28,670	30,961
Fannie Mae Pool #CA0770 3.50% 20471	25,527	27,120
Fannie Mae Pool #MA3210 3.50% 20471	24,840	26,296
Fannie Mae Pool #BJ1934 3.50% 20471	5,873	6,237
Fannie Mae Pool #BE8740 3.50% 20471	1,402	1,524
Fannie Mae Pool #BD2440 3.50% 20471	1,005	1,069
Fannie Mae Pool #BE8742 3.50% 20471	403	444
Fannie Mae Pool #BH2848 3.50% 20471	227	244
Fannie Mae Pool #BH2846 3.50% 20471	193	213
Fannie Mae Pool #BH2847 3.50% 20471	152	163
Fannie Mae Pool #BH2597 4.00% 20471	17,833	19,080
Fannie Mae Pool #BJ5015 4.00% 20471	3,620	3,995
Fannie Mae Pool #BH3122 4.00% 20471	126	138
Fannie Mae Pool #BM4488 3.406% 20481,2	29,647	30,919
Fannie Mae Pool #MA3442 3.50% 20481	21,803	22,994
Fannie Mae Pool #BJ4901 3.50% 20481	879	966
Fannie Mae Pool #BJ8118 3.50% 20481	274	291
Fannie Mae Pool #FM2669 4.00% 20481	9,114	9,749
Fannie Mae Pool #CA2850 4.00% 20481	4,139	4,669
Fannie Mae Pool #BK6840 4.00% 20481	2,439	2,690
Fannie Mae Pool #BK5232 4.00% 20481	1,677	1,862
Fannie Mae Pool #BK9743 4.00% 20481	642	698
Fannie Mae Pool #BK4740 4.00% 20481	303	323
Fannie Mae Pool #BJ4342 4.00% 20481	238	256
Fannie Mae Pool #BJ6169 4.00% 20481	207	221
Fannie Mae Pool #BK7665 4.50% 20481	10,874	12,027
Fannie Mae Pool #BK0951 4.50% 20481	8,128	9,074
Fannie Mae Pool #BJ8318 4.50% 20481	765	829
Fannie Mae Pool #BN1172 4.50% 20481	615	664
Fannie Mae Pool #BK9761 4.50% 20481	521	570
Fannie Mae Pool #CA2493 4.50% 20481	309	334
Fannie Mae Pool #MA3444 4.50% 20481	66	72
Fannie Mae Pool #BK6577 4.50% 20481	8	9
Fannie Mae Pool #CA1574 5.00% 20481	11,740	12,923
Fannie Mae Pool #BO2264 3.00% 20491	57,363	61,919
Fannie Mae Pool #FM1505 3.00% 20491	22,635	24,118
Fannie Mae Pool #BO2890 3.00% 20491	14,947	15,930
Fannie Mae Pool #BO5177 3.00% 20491	9,118	9,825
Fannie Mae Pool #CA4543 3.00% 20491	8,566	9,256
Fannie Mae Pool #FM1274 3.50% 20491	81,264	88,014
Fannie Mae Pool #BN6708 3.50% 20491	41,170	44,426
Fannie Mae Pool #FM1257 3.50% 20491	17,442	19,046
Fannie Mae Pool #FM1220 3.50% 20491	13,688	14,850
Fannie Mae Pool #CA4151 3.50% 20491	13,145	14,574
Fannie Mae Pool #FM1062 3.50% 20491	12,335	13,609
Fannie Mae Pool #BO3252 3.50% 20491	12,083	13,148
Fannie Mae Pool #FM2656 3.50% 20491	12,185	13,080
Fannie Mae Pool #FM1443 3.50% 20491	10,147	11,139
Fannie Mae Pool #BO1169 3.50% 20491	9,411	9,926
Fannie Mae Pool #BJ8411 3.50% 20491	2,958	3,247
Fannie Mae Pool #BN8122 3.50% 20491	1,757	1,851
Fannie Mae Pool #BN7830 3.50% 20491	79	84

U.S. Government Securities Fund — Page 3 of 14

Bonds, notes & other debt instruments (continued) Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae Pool #BJ8402 3.547% 20491,2	$5,398	$5,655
Fannie Mae Pool #BN3931 4.50% 20491	548	592
Fannie Mae Pool #FM2886 3.00% 20501	172,481	183,559
Fannie Mae Pool #CA5229 3.00% 20501	141,126	152,102
Fannie Mae Pool #CA5509 3.00% 20501	121,189	130,911
Fannie Mae Pool #CA5539 3.00% 20501	70,661	75,357
Fannie Mae Pool #FM2179 3.00% 20501	67,356	72,628
Fannie Mae Pool #CA5536 3.00% 20501	38,838	41,661
Fannie Mae Pool #FM2822 3.00% 20501	38,625	41,167
Fannie Mae Pool #FM2777 3.00% 20501	16,595	17,651
Fannie Mae Pool #CA5338 3.00% 20501	10,879	11,629
Fannie Mae Pool #BP5172 3.00% 20501	10,390	11,204
Fannie Mae Pool #FM2664 3.50% 20501	39,389	43,177
Fannie Mae Pool #FM2395 3.50% 20501	34,267	36,866
Fannie Mae Pool #FM2839 3.50% 20501	27,634	29,809
Fannie Mae Pool #FM2389 3.50% 20501	10,031	10,750
Fannie Mae Pool #MA4026 4.00% 20501	9,556	10,196
Fannie Mae, Series 2001-4, Class NA, 9.013% 20251,2	2	2
Fannie Mae, Series 2001-25, Class ZA, 6.50% 20311	172	196
Fannie Mae, Series 2006-65, Class PF, (1-month USD-LIBOR + 0.28%) 0.455% 20361,2	479	479
Fannie Mae, Series 1999-T2, Class A1, 7.50% 20391,2	147	161
Fannie Mae, Series 2001-T10, Class A1, 7.00% 20411	52	62
Fannie Mae, Series 2016-M1, Class ASQ2, Multi Family, 2.132% 20211,2	181	182
Fannie Mae, Series 2011-M9, Class A2, Multi Family, 2.821% 20211	177	178
Fannie Mae, Series 2018-M5, Class A2, Multi Family, 3.56% 20211,2	1,792	1,811
Fannie Mae, Series 2012-M13, Class A2, Multi Family, 2.377% 20221	934	958
Fannie Mae, Series 2015-M4, Class AV2, Multi Family, 2.509% 20221,2	1,437	1,465
Fannie Mae, Series 2012-M2, Class A2, Multi Family, 2.717% 20221	3,421	3,499
Fannie Mae, Series 2012-M3, Class 1A2, Multi Family, 3.044% 20221	2,086	2,140
Fannie Mae, Series 2016-M2, Class AV2, Multi Family, 2.152% 20231	2,133	2,182
Fannie Mae, Series 2016-M3, Class ASQ2, Multi Family, 2.263% 20231	592	602
Fannie Mae, Series 2013-M12, Class APT, Multi Family, 2.49% 20231,2	1,610	1,665
Fannie Mae, Series 2014-M1, Class A2, Multi Family, 3.327% 20231,2	3,241	3,432
Fannie Mae, Series 2017-M3, Class AV2, Multi Family, 2.604% 20241,2	1,343	1,417
Fannie Mae, Series 2017-M3, Class AV1, Multi Family, 2.604% 20241,2	37	38
Fannie Mae, Series 2017-M10, Class AV2, Multi Family, 2.641% 20241,2	1,717	1,807
Fannie Mae, Series 2017-M10, Class AV1, Multi Family, 2.641% 20241,2	340	346
Fannie Mae, Series 2017-M15, Class AV2, Multi Family, 2.713% 20241,2	1,493	1,598
Fannie Mae, Series 2017-M15, Class AV1, Multi Family, 2.713% 20241,2	15	15
Fannie Mae, Series 2014-M3, Class A2, Multi Family, 3.501% 20241,2	6,069	6,566
Fannie Mae, Series 2015-M12, Class A1, Multi Family, 2.331% 20251	323	329
Fannie Mae, Series 2015-M8, Class A1, Multi Family, 2.344% 20251	839	869
Fannie Mae, Series 2015-M13, Class A1, Multi Family, 2.353% 20251	152	152
Fannie Mae, Series 2015-M15, Class A1, Multi Family, 2.623% 20251	1,516	1,574
Fannie Mae, Series 2015-M16, Class A1, Multi Family, 2.70% 20251,2	1,193	1,247
Fannie Mae, Series 2016-M9, Class A1, Multi Family, 2.003% 20261	285	294
Fannie Mae, Series 2016-M7, Class A1, Multi Family, 2.037% 20261	462	475
Fannie Mae, Series 2016-M5, Class A1, Multi Family, 2.073% 20261	1,625	1,686
Fannie Mae, Series 2016-M11, Class A1, Multi Family, 2.08% 20261	2,386	2,485
Fannie Mae, Series 2016-M12, Class A1, Multi Family, 2.132% 20261	1,158	1,199
Fannie Mae, Series 2016-M6, Class A1, Multi Family, 2.137% 20261	1,148	1,200
Fannie Mae, Series 2016-M4, Class A1, Multi Family, 2.187% 20261	1,111	1,154
Fannie Mae, Series 2016-M1, Class A1, Multi Family, 2.428% 20261	613	625
Fannie Mae, Series 2017-M1, Class A1, Multi Family, 2.497% 20261,2	1,050	1,078

U.S. Government Securities Fund — Page 4 of 14

Bonds, notes & other debt instruments (continued) Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae, Series 2017-M3, Class A1, Multi Family, 2.565% 20261,2	$1,083	$1,119
Fannie Mae, Series 2016-M13, Class A1, Multi Family, 2.565% 20261,2	160	161
Fannie Mae, Series 2017-M7, Class A1, Multi Family, 2.595% 20261	1,686	1,771
Fannie Mae, Series 2017-M4, Class A1, Multi Family, 2.67% 20261,2	1,163	1,225
Fannie Mae, Series 2017-M8, Class A1, Multi Family, 2.654% 20271	1,577	1,646
Fannie Mae, Series 2017-M12, Class A1, Multi Family, 2.747% 20271	568	599
Fannie Mae, Series 2017-M13, Class A1, Multi Family, 2.746% 20271	162	167
Fannie Mae, Series 2017-M2, Class A1, Multi Family, 2.895% 20271,2	701	722
Fannie Mae, Series 2017-M15, Class ATS1, Multi Family, 2.987% 20271,3	1,446	1,529
Fannie Mae, Series 2006-83, Class AO, principal only, 0% 20361	630	595
Fannie Mae, Series 2006-56, Class OG, principal only, 0% 20361	449	424
Freddie Mac Pool #G80295 10.00% 20251	2	2
Freddie Mac Pool #ZT1332 3.00% 20301	5,011	5,344
Freddie Mac Pool #ZK8180 2.50% 20311	2,287	2,433
Freddie Mac Pool #G16634 3.00% 20311	10,569	11,340
Freddie Mac Pool #G18655 3.00% 20321	9,317	9,783
Freddie Mac Pool #V61960 3.00% 20331	4,415	4,663
Freddie Mac Pool #QN1197 2.50% 20341	5,213	5,488
Freddie Mac Pool #1H1354 3.683% 20361,2	192	204
Freddie Mac Pool #C91909 4.00% 20361	143	155
Freddie Mac Pool #840222 3.688% 20401,2	553	581
Freddie Mac Pool #G06459 5.00% 20411	2,354	2,723
Freddie Mac Pool #G61082 3.00% 20431	15,900	17,383
Freddie Mac Pool #Q18236 3.50% 20431	1,250	1,362
Freddie Mac Pool #Q19133 3.50% 20431	781	851
Freddie Mac Pool #Q17696 3.50% 20431	714	785
Freddie Mac Pool #841039 3.629% 20431,2	9,809	10,198
Freddie Mac Pool #Q15874 4.00% 20431	69	74
Freddie Mac Pool #Q28558 3.50% 20441	3,855	4,226
Freddie Mac Pool #760012 3.097% 20451,2	2,641	2,760
Freddie Mac Pool #760013 3.189% 20451,2	1,772	1,851
Freddie Mac Pool #760014 3.346% 20451,2	2,142	2,233
Freddie Mac Pool #ZT0529 3.00% 20461	10,575	11,440
Freddie Mac Pool #Z40130 3.00% 20461	6,967	7,614
Freddie Mac Pool #G60744 3.50% 20461	3,886	4,196
Freddie Mac Pool #760015 3.089% 20471,2	4,257	4,394
Freddie Mac Pool #V83598 3.50% 20471	27,607	29,237
Freddie Mac Pool #Q52126 3.50% 20471	17,009	18,013
Freddie Mac Pool #V83476 3.50% 20471	14,753	15,589
Freddie Mac Pool #Q52157 3.50% 20471	14,540	15,398
Freddie Mac Pool #Q52437 3.50% 20471	12,493	13,277
Freddie Mac Pool #Q52069 3.50% 20471	2,114	2,301
Freddie Mac Pool #Q51622 3.50% 20471	1,653	1,812
Freddie Mac Pool #Q47615 3.50% 20471	1,411	1,547
Freddie Mac Pool #G08800 3.50% 20481	12,529	13,252
Freddie Mac Pool #G08804 3.50% 20481	11,084	11,727
Freddie Mac Pool #G67710 3.50% 20481	9,328	10,053
Freddie Mac Pool #ZT0538 3.50% 20481	7,859	8,467
Freddie Mac Pool #Q55056 3.50% 20481	2,789	3,010
Freddie Mac Pool #Q54709 3.50% 20481	1,513	1,646
Freddie Mac Pool #Q54701 3.50% 20481	1,400	1,524
Freddie Mac Pool #Q54782 3.50% 20481	1,337	1,454
Freddie Mac Pool #Q54781 3.50% 20481	1,245	1,367
Freddie Mac Pool #Q54700 3.50% 20481	1,070	1,175

U.S. Government Securities Fund — Page 5 of 14

Bonds, notes & other debt instruments (continued) Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Freddie Mac Pool #Q56591 3.50% 20481	$1,025	$1,102
Freddie Mac Pool #Q55060 3.50% 20481	854	919
Freddie Mac Pool #Q56590 3.50% 20481	775	843
Freddie Mac Pool #Q56589 3.50% 20481	618	667
Freddie Mac Pool #Q54698 3.50% 20481	555	615
Freddie Mac Pool #Q54699 3.50% 20481	549	606
Freddie Mac Pool #ZS4784 3.50% 20481	516	545
Freddie Mac Pool #Q54831 3.50% 20481	388	429
Freddie Mac Pool #G67711 4.00% 20481	39,934	44,332
Freddie Mac Pool #SI2002 4.00% 20481	5,063	5,404
Freddie Mac Pool #Q56599 4.00% 20481	2,583	2,867
Freddie Mac Pool #Q56175 4.00% 20481	1,824	2,025
Freddie Mac Pool #Q55971 4.00% 20481	1,672	1,856
Freddie Mac Pool #Q55970 4.00% 20481	800	895
Freddie Mac Pool #Q56576 4.00% 20481	740	790
Freddie Mac Pool #Q56064 4.00% 20481	253	270
Freddie Mac Pool #ZS4791 4.50% 20481	9,547	10,319
Freddie Mac Pool #Q58411 4.50% 20481	3,746	4,202
Freddie Mac Pool #Q58436 4.50% 20481	1,519	1,720
Freddie Mac Pool #Q58378 4.50% 20481	1,395	1,534
Freddie Mac Pool #Q57242 4.50% 20481	978	1,063
Freddie Mac Pool #SD7507 3.00% 20491	87,936	94,552
Freddie Mac Pool #QA4673 3.00% 20491	47,362	50,923
Freddie Mac Pool #RA1339 3.00% 20491	15,185	16,184
Freddie Mac Pool #ZA6700 3.50% 20491	64,673	69,028
Freddie Mac Pool #QA5131 3.50% 20491	26,706	28,480
Freddie Mac Pool #SD7502 3.50% 20491	20,548	21,977
Freddie Mac Pool #QA1442 3.50% 20491	17,381	18,862
Freddie Mac Pool #RA1463 3.50% 20491	8,940	9,911
Freddie Mac Pool #RA1580 3.50% 20491	8,900	9,867
Freddie Mac Pool #QA0284 3.50% 20491	5,760	6,323
Freddie Mac Pool #SD8005 3.50% 20491	4,589	4,835
Freddie Mac Pool #QA2748 3.50% 20491	1,193	1,310
Freddie Mac Pool #RA1110 3.50% 20491	375	396
Freddie Mac Pool #ZN5963 4.50% 20491	34	37
Freddie Mac Pool #RA2596 2.50% 20501	2,087	2,231
Freddie Mac Pool #RA2597 2.50% 20501	1,682	1,771
Freddie Mac Pool #RA2595 2.50% 20501	1,672	1,761
Freddie Mac Pool #RA2455 3.00% 20501	176,496	191,196
Freddie Mac Pool #SD7512 3.00% 20501	75,475	80,759
Freddie Mac Pool #RA2319 3.00% 20501	18,612	19,655
Freddie Mac Pool #SD0187 3.00% 20501	10,380	11,236
Freddie Mac Pool #SD7514 3.50% 20501	254,307	273,137
Freddie Mac Pool #SD7513 3.50% 20501	142,115	154,959
Freddie Mac Pool #RA2472 3.50% 20501	12,638	13,867
Freddie Mac Pool #RA2003 4.50% 20501	18,734	20,655
Freddie Mac Pool #SD8053 4.50% 20501	2,730	2,951
Freddie Mac, Series 1567, Class A, (1-month USD-LIBOR + 0.40%) 0.562% 20231,2	10	10
Freddie Mac, Series K033, Class A2, Multi Family, 3.06% 20231,2	21,150	22,590
Freddie Mac, Series 3156, Class PF, (1-month USD-LIBOR + 0.25%) 0.412% 20361,2	901	898
Freddie Mac, Series K031, Class A1, Multi Family, 2.778% 20221	1,022	1,046
Freddie Mac, Series KS01, Class A2, Multi Family, 2.522% 20231	3,818	3,947
Freddie Mac, Series K031, Class A2, Multi Family, 3.30% 20231	17,787	19,038
Freddie Mac, Series K029, Class A2, Multi Family, 3.32% 20231	1,400	1,493

U.S. Government Securities Fund — Page 6 of 14

Bonds, notes & other debt instruments (continued) Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Freddie Mac, Series K035, Class A2, Multi Family, 3.458% 20231,2	$21,000	$22,684
Freddie Mac, Series K058, Class A2, Multi Family, 2.653% 20261	7,015	7,758
Freddie Mac, Series K060, Class A2, Multi Family, 3.30% 20261	3,500	4,006
Freddie Mac, Series K065, Class A2, Multi Family, 3.243% 20271	9,730	11,175
Freddie Mac, Series K095, Class A1, Multi Family, 2.631% 20281	2,252	2,471
Freddie Mac, Series K074, Class A2, Multi Family, 3.60% 20281	4,000	4,728
Freddie Mac, Series K081, Class A2, Multi Family, 3.90% 20281,2	18,175	22,001
Freddie Mac, Series K082, Class A2, Multi Family, 3.92% 20281,2	14,200	17,268
Freddie Mac, Series K083, Class A2, Multi Family, 4.05% 20281,2	15,500	19,058
Freddie Mac, Series 3156, Class PO, principal only, 0% 20361	759	716
Freddie Mac, Series 3213, Class OG, principal only, 0% 20361	424	407
Freddie Mac, Series 3146, Class PO, principal only, 0% 20361	305	282
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 2.95% 20561,2	32,854	34,888
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 20561	31,527	33,580
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 20561,2	29,603	31,445
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class MT, 3.00% 20561	14,713	16,095
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HT, 3.25% 20561	2,816	3,121
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-1, Class HT, 3.00% 20571	14,897	16,341
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 20571,2	24,610	27,003
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 20571	22,415	25,254
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 20571	14,754	16,597
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 20571	8,415	9,069
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-4, Class MT, 3.50% 20571	2,693	3,038
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 20581	38,822	42,065
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MT, 3.50% 20581	15,064	16,965
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MT, 3.50% 20581	13,722	15,467
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MT, 3.50% 20581	7,374	8,166
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MA, 3.50% 20581	7,284	7,873
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MA, 3.50% 20581	1,088	1,178
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-4, Class MA, 3.00% 20591	39,111	41,724
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 20281	124,010	135,382
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-1, Class A1, 3.50% 20281	24,621	26,688
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-2, Class A1C, 2.75% 20291	71,471	75,523
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-3, Class A1C, 2.75% 20291	53,499	56,512
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-1, Class A1, 3.50% 20291	14,447	15,734
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2020-1, Class A1D, 2.00% 20301	90,788	94,372
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2020-1, Class A2D, 2.00% 20301	14,984	15,750
Government National Mortgage Assn. 2.00% 20501,4	544,774	561,735
Government National Mortgage Assn. 2.50% 20501,4	710,673	747,650
Government National Mortgage Assn. 2.50% 20501,4	23,291	24,549
Government National Mortgage Assn. 3.50% 20501,4	159,234	167,681
Government National Mortgage Assn. 3.50% 20501,4	43,786	46,124
Government National Mortgage Assn. 4.00% 20501,4	12	13
Government National Mortgage Assn. Pool #780706 10.00% 20211	—5	—5
Government National Mortgage Assn. Pool #754335 6.50% 20291	210	231
Government National Mortgage Assn. Pool #754334 6.50% 20321	334	378
Government National Mortgage Assn. Pool #AH5901 3.75% 20341	1,061	1,136

U.S. Government Securities Fund — Page 7 of 14

Bonds, notes & other debt instruments (continued) Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Government National Mortgage Assn. Pool #754319 6.50% 20371	$214	$249
Government National Mortgage Assn. Pool #700778 5.50% 20381	109	126
Government National Mortgage Assn. Pool #004182 5.50% 20381	28	30
Government National Mortgage Assn. Pool #782365 6.00% 20381	247	296
Government National Mortgage Assn. Pool #738836 6.50% 20381	190	208
Government National Mortgage Assn. Pool #754287 6.50% 20381	125	135
Government National Mortgage Assn. Pool #AA4873 6.50% 20381	100	105
Government National Mortgage Assn. Pool #AA4839 6.50% 20381	44	45
Government National Mortgage Assn. Pool #741910 4.00% 20391	307	326
Government National Mortgage Assn. Pool #004367 4.00% 20391	35	38
Government National Mortgage Assn. Pool #698406 5.00% 20391	551	617
Government National Mortgage Assn. Pool #783690 6.00% 20391	1,174	1,340
Government National Mortgage Assn. Pool #754314 6.50% 20391	627	744
Government National Mortgage Assn. Pool #004636 4.50% 20401	845	939
Government National Mortgage Assn. Pool #736089 5.00% 20401	142	156
Government National Mortgage Assn. Pool #736084 5.00% 20401	114	126
Government National Mortgage Assn. Pool #783689 5.50% 20401	1,944	2,238
Government National Mortgage Assn. Pool #754636 3.50% 20411	566	596
Government National Mortgage Assn. Pool #005157 4.00% 20411	100	104
Government National Mortgage Assn. Pool #783687 4.50% 20411	7,329	7,948
Government National Mortgage Assn. Pool #783688 5.00% 20411	3,900	4,370
Government National Mortgage Assn. Pool #005040 5.00% 20411	50	55
Government National Mortgage Assn. Pool #005187 5.50% 20411	211	227
Government National Mortgage Assn. Pool #005073 5.50% 20411	69	75
Government National Mortgage Assn. Pool #005096 5.50% 20411	38	41
Government National Mortgage Assn. Pool #005112 6.50% 20411	956	1,094
Government National Mortgage Assn. Pool #754308 3.50% 20421	501	531
Government National Mortgage Assn. Pool #754591 4.00% 20421	1,891	2,033
Government National Mortgage Assn. Pool #754637 4.00% 20421	1,193	1,285
Government National Mortgage Assn. Pool #AA2589 3.50% 20431	2,554	2,729
Government National Mortgage Assn. Pool #MA4322 4.00% 20471	12,188	13,147
Government National Mortgage Assn. Pool #MA4511 4.00% 20471	11,181	12,061
Government National Mortgage Assn. Pool #MA5020 4.00% 20481	2,591	2,806
Government National Mortgage Assn. Pool #MA5398 4.00% 20481	1,680	1,801
Government National Mortgage Assn. Pool #MA5528 4.00% 20481	1,616	1,729
Government National Mortgage Assn. Pool #MA5466 4.00% 20481	1,411	1,514
Government National Mortgage Assn. Pool #MA5595 4.00% 20481	1,220	1,308
Government National Mortgage Assn. Pool #MA5651 4.00% 20481	966	1,034
Government National Mortgage Assn. Pool #MA5264 4.00% 20481	653	701
Government National Mortgage Assn. Pool #MA5332 5.00% 20481	47	51
Government National Mortgage Assn. Pool #MA5764 4.50% 20491	47,331	50,973
Government National Mortgage Assn. Pool #MA5877 4.50% 20491	21,566	23,232
Government National Mortgage Assn. Pool #MA6092 4.50% 20491	9,532	10,231
Government National Mortgage Assn. Pool #MA6042 5.00% 20491	106	115
Government National Mortgage Assn. Pool #MA6767 3.50% 20501	77,357	82,465
Government National Mortgage Assn. Pool #MA6543 4.00% 20501	2,879	3,068
Government National Mortgage Assn. Pool #686718 6.40% 20581	252	264
Government National Mortgage Assn. Pool #892950 1.394% 20601,2	884	897
Government National Mortgage Assn. Pool #710077 4.70% 20611	22	23
Government National Mortgage Assn. Pool #756695 4.70% 20611	12	13
Government National Mortgage Assn. Pool #710074 4.72% 20611	2	3
Government National Mortgage Assn. Pool #751409 4.759% 20611	3	3
Government National Mortgage Assn. Pool #765151 4.805% 20611	27	28
Government National Mortgage Assn. Pool #756715 4.39% 20621	26	28

U.S. Government Securities Fund — Page 8 of 14

Bonds, notes & other debt instruments (continued) Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Government National Mortgage Assn. Pool #767610 4.464% 20621	$1	$1
Government National Mortgage Assn. Pool #759735 4.749% 20621	2	2
Government National Mortgage Assn. Pool #795471 5.101% 20621	2	2
Government National Mortgage Assn. Pool #894475 2.417% 20631,2	2,483	2,590
Government National Mortgage Assn. Pool #767641 4.162% 20631	4	4
Government National Mortgage Assn. Pool #795533 4.848% 20631	2	2
Government National Mortgage Assn. Pool #AG8149 0.839% 20641,2	320	321
Government National Mortgage Assn. Pool #AG8156 1.308% 20641,2	359	363
Government National Mortgage Assn. Pool #894482 2.408% 20641,2	3,471	3,613
Government National Mortgage Assn. Pool #AG8194 4.382% 20641	44	47
Government National Mortgage Assn. Pool #AG8150 4.774% 20641	10	10
Government National Mortgage Assn. Pool #AG8068 4.848% 20641	11	11
Government National Mortgage Assn. Pool #AG8155 5.133% 20641	8	9
Government National Mortgage Assn. Pool #AG8189 5.158% 20641	13	15
Government National Mortgage Assn. Pool #AG8171 5.229% 20641	1	1
Government National Mortgage Assn. Pool #AA7554 6.64% 20641	213	222
Government National Mortgage Assn. Pool #AL7438 4.603% 20651	6	7
Government National Mortgage Assn., Series 2003-46, Class NB, 5.00% 20331	345	372
Government National Mortgage Assn., Series 2010-H23, Class PT, 5.401% 20601,2	616	653
Government National Mortgage Assn., Series 2011-H02, Class BI, interest only, 0.097% 20611,2	994	9
Government National Mortgage Assn., Series 2012-H23, Class FI, interest only, 0.484% 20621,2	646	6
Government National Mortgage Assn., Series 2012-H12, Class FT, (1-year CMT Weekly Rate + 0.70%) 0.87% 20621,2	1,382	1,378
Government National Mortgage Assn., Series 2012-H20, Class PT, 1.011% 20621,2	1,957	1,955
Uniform Mortgage-Backed Security 1.50% 20351,4	965,000	987,806
Uniform Mortgage-Backed Security 1.50% 20351,4	523,474	534,987
Uniform Mortgage-Backed Security 1.50% 20351,4	74,023	75,631
Uniform Mortgage-Backed Security 2.00% 20351,4	877,177	912,744
Uniform Mortgage-Backed Security 2.00% 20351,4	613,614	637,679
Uniform Mortgage-Backed Security 2.00% 20501,4	373,728	383,697
Uniform Mortgage-Backed Security 2.50% 20501,4	63,000	66,064
Uniform Mortgage-Backed Security 2.50% 20501,4	45,900	48,228
Uniform Mortgage-Backed Security 3.00% 20501,4	97,370	102,483
Uniform Mortgage-Backed Security 3.50% 20501,4	793,564	837,025
Uniform Mortgage-Backed Security 4.00% 20501,4	309,962	330,351
Uniform Mortgage-Backed Security 4.50% 20501,4	78,174	84,455
Vendee Mortgage Trust, Series 2011-2, Class V, 3.75% 20281	8,238	8,355
Vendee Mortgage Trust, Series 2008-1, Class GD, 5.25% 20321	3,312	3,453
Vendee Mortgage Trust, Series 2010-1, Class DA, 4.25% 20351	567	579
Total mortgage-backed obligations		11,073,864
U.S. Treasury bonds & notes 27.81% U.S. Treasury 25.82%
U.S. Treasury (3-month U.S. Treasury Bill Yield + 0.30%) 0.40% 20212	200,000	200,668
U.S. Treasury 1.50% 2021	93,000	94,582
U.S. Treasury 0.125% 2022	120,000	119,982
U.S. Treasury 1.50% 2022	135,000	138,602
U.S. Treasury 1.50% 2022	25,000	25,697
U.S. Treasury 1.75% 2022	48,600	49,966
U.S. Treasury 1.875% 2022	34,000	35,226
U.S. Treasury 2.00% 2022	100,000	104,027
U.S. Treasury 0.50% 2023	30,000	30,274
U.S. Treasury 1.50% 2023	20,000	20,643
U.S. Treasury 1.625% 2023	13,000	13,512

U.S. Government Securities Fund — Page 9 of 14

Bonds, notes & other debt instruments (continued) U.S. Treasury bonds & notes (continued) U.S. Treasury (continued)	Principal amount (000)	Value (000)
U.S. Treasury 2.625% 2023	$131,950	$140,116
U.S. Treasury 2.625% 2023	30,888	33,048
U.S. Treasury 2.75% 2023	64,293	68,873
U.S. Treasury 2.75% 2023	35,200	37,857
U.S. Treasury 2.875% 2023	92,300	100,391
U.S. Treasury 2.875% 2023	16,500	17,914
U.S. Treasury 1.50% 20246	288,000	303,502
U.S. Treasury 1.50% 2024	123,000	129,406
U.S. Treasury 1.50% 2024	36,500	38,432
U.S. Treasury 1.75% 2024	204,000	217,354
U.S. Treasury 1.75% 2024	53,722	56,890
U.S. Treasury 2.00% 2024	72,000	76,764
U.S. Treasury 2.00% 2024	45,000	48,090
U.S. Treasury 2.00% 2024	17,400	18,569
U.S. Treasury 2.25% 2024	57,250	62,058
U.S. Treasury 0.25% 2025	246,000	245,780
U.S. Treasury 0.25% 2025	12,900	12,893
U.S. Treasury 2.125% 2025	6,500	7,068
U.S. Treasury 2.25% 2025	11,000	12,108
U.S. Treasury 2.75% 2025	38,000	42,258
U.S. Treasury 2.875% 20256	72,200	81,376
U.S. Treasury 2.875% 2025	55,500	62,355
U.S. Treasury 2.875% 2025	20,000	22,430
U.S. Treasury 1.375% 2026	35,000	37,039
U.S. Treasury 1.625% 2026	91,640	98,415
U.S. Treasury 1.625% 2026	25,775	27,693
U.S. Treasury 1.75% 2026	63,900	69,192
U.S. Treasury 1.875% 2026	25,500	27,732
U.S. Treasury 1.875% 2026	10,000	10,868
U.S. Treasury 2.125% 2026	35,750	39,331
U.S. Treasury 2.25% 2026	5,200	5,748
U.S. Treasury 2.375% 2026	50,000	55,675
U.S. Treasury 2.625% 2026	73,800	82,914
U.S. Treasury 0.375% 2027	54,750	54,342
U.S. Treasury 0.375% 2027	28,000	28,015
U.S. Treasury 0.50% 2027	14,000	14,022
U.S. Treasury 2.375% 2027	10,000	11,264
U.S. Treasury 2.875% 2028	10,000	11,795
U.S. Treasury 0.625% 2030	43,000	42,721
U.S. Treasury 6.25% 2030	5,250	8,019
U.S. Treasury 1.125% 2040	143,300	140,840
U.S. Treasury 1.125% 2040	113,500	111,053
U.S. Treasury 4.625% 2040	5,600	8,982
U.S. Treasury 3.125% 2041	10,000	13,451
U.S. Treasury 4.375% 2041	7,000	11,029
U.S. Treasury 2.75% 2042	6,000	7,640
U.S. Treasury 2.875% 2043	10,880	14,115
U.S. Treasury 3.375% 2044	18,500	25,959
U.S. Treasury 2.875% 2045	5,000	6,530
U.S. Treasury 3.00% 2045	3,350	4,458
U.S. Treasury 3.00% 2045	2,000	2,671
U.S. Treasury 2.50% 20466	50,000	61,405
U.S. Treasury, principal only, 0% 20476	1,000	662
U.S. Treasury 2.75% 2047	7,250	9,374

U.S. Government Securities Fund — Page 10 of 14

Bonds, notes & other debt instruments (continued) U.S. Treasury bonds & notes (continued) U.S. Treasury (continued)	Principal amount (000)	Value (000)
U.S. Treasury 2.75% 2047	$3,000	$3,875
U.S. Treasury 3.00% 2048	6,000	8,145
U.S. Treasury 3.00% 2048	3,000	4,060
U.S. Treasury 3.125% 2048	6,500	9,000
U.S. Treasury 3.375% 2048	6,572	9,526
U.S. Treasury 2.25% 20496	16,800	19,907
U.S. Treasury 2.375% 20496	76,000	92,465
U.S. Treasury 2.875% 20496	94,000	125,432
U.S. Treasury 3.00% 20496	56,947	77,570
U.S. Treasury 1.25% 20506	529,449	500,036
U.S. Treasury 1.375% 20506	127,500	124,382
U.S. Treasury 2.00% 20506	241,409	272,119
		4,958,182
U.S. Treasury inflation-protected securities 1.99%
U.S. Treasury Inflation-Protected Security 0.125% 20227	78,919	80,544
U.S. Treasury Inflation-Protected Security 0.625% 20237	33,621	35,415
U.S. Treasury Inflation-Protected Security 0.125% 20307	45,383	50,760
U.S. Treasury Inflation-Protected Security 2.125% 20417	3,237	5,067
U.S. Treasury Inflation-Protected Security 0.75% 20426,7	97,576	123,596
U.S. Treasury Inflation-Protected Security 1.00% 20496,7	50,601	71,282
U.S. Treasury Inflation-Protected Security 0.25% 20507	12,532	14,920
		381,584
Total U.S. Treasury bonds & notes		5,339,766
Federal agency bonds & notes 4.27%
Export-Import Bank of the United States-Guaranteed, VCK Lease SA 2.591% 2026	1,798	1,904
Export-Import Bank of the United States-Guaranteed, Ethiopian Leasing 2012 LLC 2.646% 2026	1,009	1,062
Fannie Mae 2.75% 2021	26,500	27,065
Fannie Mae 0.625% 20256	320,800	324,219
Fannie Mae 0.875% 2030	63,500	62,397
Fannie Mae 7.125% 2030	5,000	7,726
Federal Home Loan Bank (USD-SOFR + 0.02%) 0.09% 20202	50,000	50,002
Federal Home Loan Bank 3.375% 2023	14,160	15,498
Federal Home Loan Bank 3.25% 2028	56,500	67,529
Federal Home Loan Bank 5.50% 2036	1,000	1,547
Freddie Mac 0.45% 2023	25,000	25,123
Private Export Funding Corp. 3.55% 2024	14,300	15,821
Small Business Administration, Series 2001-20K, 5.34% 2021	50	50
Small Business Administration, Series 2001-20J, 5.76% 2021	12	12
Small Business Administration, Series 2001-20F, 6.44% 2021	32	33
Small Business Administration, Series 2003-20B, 4.84% 2023	263	274
Tennessee Valley Authority 0.75% 2025	13,200	13,413
Tennessee Valley Authority 2.875% 2027	5,000	5,685
Tennessee Valley Authority 4.65% 2035	4,480	6,216
Tennessee Valley Authority 5.88% 2036	3,625	5,649
Tennessee Valley Authority, Series A, 3.875% 2021	8,500	8,644
Tennessee Valley Authority, Series 2008, Class A, 4.875% 2048	3,300	5,002
TVA Southaven 3.846% 2033	1,957	2,175
U.S. Agency for International Development, Iraq (State of) 2.149% 2022	16,630	17,069
U.S. Agency for International Development, Israel (State of), Class 1A, 5.50% 2023	5,000	5,785
U.S. Agency for International Development, Jordan (Kingdom of) 2.503% 2020	93,700	94,271
U.S. Agency for International Development, Jordan (Kingdom of) 2.578% 2022	7,500	7,812

U.S. Government Securities Fund — Page 11 of 14

Bonds, notes & other debt instruments (continued) Federal agency bonds & notes (continued)	Principal amount (000)	Value (000)
U.S. Agency for International Development, Jordan (Kingdom of) 3.00% 2025	$3,125	$3,472
U.S. Agency for International Development, Tunisia (Kingdom of) 1.416% 2021	8,500	8,615
U.S. Agency for International Development, Ukraine 1.471% 2021	13,970	14,180
U.S. Department of Housing and Urban Development, Series 2015-A-7, 2.35% 2021	1,250	1,275
U.S. Department of Housing and Urban Development, Series 2015-A-8, 2.45% 2022	2,000	2,084
U.S. Department of Housing and Urban Development, Series 2015-A-9, 2.80% 2023	500	537
U.S. Department of Housing and Urban Development, Series 2015-A-10, 2.85% 2024	750	826
U.S. Department of Housing and Urban Development, Series 2015-A-11, 2.95% 2025	875	964
U.S. Department of Housing and Urban Development, Series 2015-A-12, 3.10% 2026	875	968
U.S. Department of Housing and Urban Development, Series 2015-A-13, 3.15% 2027	3,850	4,265
U.S. Department of Housing and Urban Development, Series 2015-A-14, 3.25% 2028	1,250	1,389
U.S. Department of Housing and Urban Development, Series 2015-A-15, 3.35% 2029	850	947
U.S. Department of Housing and Urban Development, Series 2015-A-16, 3.50% 2030	825	897
U.S. Department of Housing and Urban Development, Series 2015-A-17, 3.55% 2031	825	898
U.S. Department of Housing and Urban Development, Series 2015-A-18, 3.60% 2032	800	868
U.S. Department of Housing and Urban Development, Series 2015-A-19, 3.65% 2033	675	757
U.S. Government-Guaranteed Certificates of Participation, Overseas Private Investment Corp., 3.49% 2029	2,066	2,365
U.S. Government-Guaranteed Certificates of Participation, Overseas Private Investment Corp., 3.82% 2032	1,516	1,825
U.S. Government-Guaranteed Certificates of Participation, Overseas Private Investment Corp., 3.938% 2032	1,196	1,410
		820,525
Total bonds, notes & other debt instruments (cost: $16,818,841,000)		17,234,155
Short-term securities 38.95% U.S. Treasury bills 24.57%
U.S. Treasury 0%-0.28% due 9/3/2020-12/24/2020	4,717,600	4,716,937
Federal agency discount notes 13.52%
Fannie Mae 0.20% due 10/16/2020	100,000	99,986
Federal Farm Credit Banks 0.10%-0.19% due 10/30/2020-11/5/2020	50,000	49,988
Federal Home Loan Bank 0%-0.17% due 9/4/2020-11/25/2020	2,299,200	2,298,940
Freddie Mac 0.14%-0.15% due 9/18/2020-10/19/2020	147,300	147,290
		2,596,204
Commercial paper 0.86%
CAFCO, LLC 0.13% due 9/23/20203	25,000	24,998
Intel Corp. 0.09% due 9/8/20203	25,000	25,000
Paccar Financial Corp. 0.09%-0.10% due 9/2/2020-9/11/2020	66,000	65,999
Prudential Funding, LLC 0.12% due 9/11/2020	25,000	25,000
Simon Property Group, LP 0.12% due 9/14/20203	25,000	24,999
		165,996
Total short-term securities (cost: $7,478,970,000)		7,479,137
Total investment securities 128.71% (cost: $24,297,811,000)		24,713,292
Other assets less liabilities (28.71)%		(5,513,153)
Net assets 100.00%		$19,200,139

U.S. Government Securities Fund — Page 12 of 14

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount8 (000)	Value at 8/31/20209 (000)	Unrealized appreciation (depreciation) at 8/31/2020 (000)
30 Day Federal Funds Futures	Short	5,591	January 2021	$(2,329,770)	$(2,328,488)	$690
90 Day Euro Dollar Futures	Short	30,917	September 2020	(7,729,250)	(7,711,279)	(3,805)
90 Day Euro Dollar Futures	Short	8,156	March 2021	(2,039,000)	(2,034,922)	(276)
2 Year U.S. Treasury Note Futures	Long	1,110	January 2021	222,000	245,249	100
5 Year U.S. Treasury Note Futures	Long	5,379	January 2021	537,900	677,922	824
10 Year U.S. Treasury Note Futures	Long	2,491	December 2020	249,100	346,872	547
10 Year Ultra U.S. Treasury Note Futures	Short	7,778	December 2020	(777,800)	(1,240,105)	1,044
20 Year U.S. Treasury Bond Futures	Long	1,049	December 2020	104,900	184,329	(536)
30 Year Ultra U.S. Treasury Bond Futures	Long	6,323	December 2020	632,300	1,396,790	(4,661)
						$(6,073)

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 8/31/2020 (000)	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 8/31/2020 (000)
1.309%	U.S. EFFR	12/16/2020	$1,666,300	$5,208	$—	$5,208
1.33075%	U.S. EFFR	12/16/2020	1,104,700	3,513	—	3,513
SOFR	0.0275%	7/6/2021	5,000	2	—	2
2.5775%	U.S. EFFR	7/16/2022	694,646	18,175	—	18,175
1.2525%	U.S. EFFR	2/14/2023	586,311	17,568	—	17,568
3-month USD-LIBOR	1.495%	11/10/2023	115,000	(4,637)	—	(4,637)
U.S. EFFR	2.4325%	12/21/2023	94,000	(7,439)	—	(7,439)
U.S. EFFR	0.11%	5/18/2024	1,096,100	41	—	41
U.S. EFFR	0.126%	6/25/2025	148,100	(124)	—	(124)
U.S. EFFR	0.1275%	6/25/2025	315,600	(286)	—	(286)
U.S. EFFR	0.0975%	6/30/2025	90,919	55	—	55
U.S. EFFR	0.106%	6/30/2025	239,354	44	—	44
U.S. EFFR	0.105%	6/30/2025	167,600	39	—	39
U.S. EFFR	0.093%	7/2/2025	31,000	26	—	26
U.S. EFFR	0.096%	7/2/2025	31,000	22	—	22
U.S. EFFR	0.10875%	7/6/2025	36,500	4	—	4
U.S. EFFR	0.0995%	7/9/2025	18,300	11	—	11
U.S. EFFR	0.105%	7/9/2025	18,300	6	—	6
U.S. EFFR	0.099%	7/10/2025	44,900	28	—	28
3-month USD-LIBOR	1.867%	7/11/2025	199,200	(8,878)	—	(8,878)
U.S. EFFR	0.0445%	8/10/2025	19,000	69	—	69
2.91%	3-month USD-LIBOR	2/1/2028	60,800	6,754	—	6,754
2.908%	3-month USD-LIBOR	2/1/2028	60,700	6,737	—	6,737
2.925%	3-month USD-LIBOR	2/1/2028	48,600	5,435	—	5,435
2.92%	3-month USD-LIBOR	2/2/2028	45,900	5,121	—	5,121
U.S. EFFR	2.32625%	4/18/2029	60,500	(10,102)	—	(10,102)
U.S. EFFR	0.5385%	3/26/2030	233,200	(1,732)	—	(1,732)
0.913%	3-month USD-LIBOR	6/9/2030	235,000	5,071	—	5,071
3-month USD-LIBOR	2.986%	2/1/2038	29,200	(4,417)	—	(4,417)
3-month USD-LIBOR	2.9625%	2/1/2038	36,300	(5,413)	—	(5,413)
3-month USD-LIBOR	2.963%	2/1/2038	36,300	(5,414)	—	(5,414)

U.S. Government Securities Fund — Page 13 of 14

Swap contracts  (continued)

Interest rate swaps  (continued)

Receive	Pay	Expiration date	Notional (000)	Value at 8/31/2020 (000)	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 8/31/2020 (000)
0.833%	3-month USD-LIBOR	4/3/2040	$21,600	$(741)	$—	$(741)
3-month USD-LIBOR	0.81%	7/28/2045	242,600	14,064	(144)	14,208
0.8235%	3-month USD-LIBOR	4/24/2050	22,500	(1,526)	—	(1,526)
3-month USD-LIBOR	0.811%	7/27/2050	411,000	29,450	—	29,450
1.08925%	3-month USD-LIBOR	9/2/2050	28,100	77	—	77
					$(144)	$66,955

1	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
2	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available. For short-term securities, the date of the next scheduled coupon rate change is considered to be the maturity date.
3	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $76,526,000, which represented .40% of the net assets of the fund.
4	Purchased on a TBA basis.
5	Amount less than one thousand.
6	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $218,967,000, which represented 1.14% of the net assets of the fund.
7	Index-linked bond whose principal amount moves with a government price index.
8	Notional amount is calculated based on the number of contracts and notional contract size.
9	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbol
CMT = Constant Maturity Treasury
EFFR = Effective Federal Funds Rate
LIBOR = London Interbank Offered Rate
SOFR = Secured Overnight Financing Rate
TBA = To-be-announced
USD/$ = U.S. dollars

Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

American Funds Distributors, Inc., member FINRA.

© 2020 Capital Group. All rights reserved.

MFGEFP4-022-1020O-S78127	U.S. Government Securities Fund — Page 14 of 14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of U.S. Government Securities Fund:

Opinion on the Investment Portfolio

We have audited the accompanying investment portfolio of U.S. Government Securities Fund, the fund constituting the American Funds Income Series (the “Fund”), as of August 31, 2020, and the related notes (“investment portfolio”) (included in Item 6 of this Form N-CSR). In our opinion, the investment portfolio presents fairly, in all material respects, the investments in securities of the Fund as of August 31, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

The investment portfolio is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the investment portfolio based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the investment portfolio is free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the investment portfolio, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the investment portfolio. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the investment portfolio. We believe that our audit provides a reasonable basis for our opinion.

Costa Mesa, California

October 14, 2020

We have served as the auditor of one or more American Funds investment companies since 1956.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE AMERICAN FUNDS INCOME SERIES

By __/s/ Kristine M. Nishiyama________________
Kristine M. Nishiyama, Executive Vice President and Principal Executive Officer

Date: October 30, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Kristine M. Nishiyama_____________
Kristine M. Nishiyama, Executive Vice President and Principal Executive Officer

Date: October 30, 2020

By ___/s/ Brian C. Janssen__________________
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: October 30, 2020